UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Dell Technologies Inc.
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Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2024 Annual Meeting of Stockholders. The meeting will be held virtually on Thursday, June 27, 2024, at 12:00 p.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2024, where you will be able to listen to the meeting live, submit questions and vote online.

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended February 2, 2024 and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information about Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.

“Through everything, we remain focused on delivering innovation for customers. From GenAI to Multicloud to Edge, our end-to-end solutions are accelerating customer transformation.”

MICHAEL S. DELL, CHAIRMAN AND CEO

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely, Michael S. Dell Chairman of the Board and Chief Executive Officer May 17, 2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Dell Technologies Inc.:

Date & Time:	Accessibility:	Record Date:
Thursday, June 27, 2024 12:00 p.m., Central Time	www.virtualshareholder meeting.com/DELL2024	Close of Business May 1, 2024

Voting Recommendations

Meeting Proposals		Board Recommendations	Page Reference

Proposal 1:	Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	7

Proposal 2:	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025	FOR	25

Proposal 3:	Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	27

Proposal 4:	Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.	AGAINST	28

Proposal 5:	Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts	AGAINST	30

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on May 1, 2024, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 12:00 p.m., Central Time, on June 27, 2024. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 27, 2024.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for at least ten days before the meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder during the annual meeting on the meeting website set forth above using the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 2, 2024, which is our annual report to stockholders for our 2024 fiscal year.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

By Order of the Board of Directors

Richard J. Rothberg

Secretary

May 17, 2024

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement), Proposal 4 (shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.) and Proposal 5 (shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient and helps reduce the environmental impact of our annual meeting. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 75 of the accompanying proxy statement.

Summary Information	1

Environmental, Social and Governance (ESG)	5

Proposal 1 – Election of Directors	7

Class C Vote for Group IV Director	7

Director Groups	7

Director Nominees	7

Director Qualifications and Information	8

Stockholder Arrangements	14

Share Class Structure	15

Corporate Governance	15

Director Compensation	23

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	25

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation	27

Proposal 4 – Shareholder Proposal Requiring That Dell Technologies Inc.’s Website List Any Recipient of Material Donations From Dell Technologies Inc.	28

Proposal 5 – Shareholder Proposal Seeking a Report to Shareholders on the Effectiveness of Dell Technologies Inc.’s Diversity, Equity, and Inclusion Efforts	30

Equity Compensation Plan Information	33

Compensation Committee Report	34

Compensation Discussion and Analysis	35

Introduction	35

Named Executive Officers	35

Highlights of Fiscal 2024 Performance	35

Executive Compensation Philosophy and Core Objectives	36

Executive Compensation Overview	36

Individual Compensation Components	37

Compensation Governance	45

Compensation of Executive Officers	49

Fiscal 2024 Summary Compensation Table	49

Summary Information

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended February 2, 2024.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 17, 2024. On or about May 24, 2024, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc. individually or together with its consolidated subsidiaries.

Annual Meeting of Stockholders

Date:	Thursday, June 27, 2024

Time:	12:00 p.m., Central Time

Record Date:	May 1, 2024

Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2024, where you will be able to listen to the meeting live, submit questions and vote online.

Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting

Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Call the number on

your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

			Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.	See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Meeting Proposals and Voting Recommendations

Meeting Proposals		Board Recommendations	Page Reference

Proposal 1:	Election of the seven nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	7

Proposal 2:	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025	FOR	25

Proposal 3:	Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	27

Proposal 4:	Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.	AGAINST	28

Proposal 5:	Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts	AGAINST	30

Except as indicated below with respect to Proposal 1, our outstanding series of Class A common stock, Class B common stock and Class C common stock will vote together as a single class on the meeting proposals and on any other business that properly comes before the stockholders for a vote at the meeting.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Election of Director Nominees (Proposal 1)

Of the eight director nominees, seven nominees will be elected as Group I directors by the holders of the shares of all outstanding series of our common stock, voting together as a single class. The remaining director nominee will be elected as the Group IV director by the holders of our outstanding Class C common stock, voting separately as a series.

As discussed below under “Proposal 1 — Election of Directors,” the Board of Directors, or Board, is asking holders of our Class A common stock, Class B common stock and Class C common stock to vote “FOR” the election of each of the seven Group I director nominees listed below and holders of our Class C common stock to vote “FOR” the election of the Group IV director nominee listed below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.

Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership	Skills and Experience

Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	I	59	2013

David W. Dorman Founding Partner of Centerview Capital Technology	I	70	2016	✓	• Nominating and Governance

Egon Durban Co-CEO of Silver Lake	I	50	2013

David Grain Founder and Chief Executive Officer of Grain Management LLC	I	61	2021	✓	• Audit

William D. Green Former Chairman of Accenture plc	I	70	2016	✓	• Audit (Chair)

Ellen J. Kullman – Lead Independent Director Executive Chair of Carbon, Inc.	IV	68	2016	✓	• Nominating and Governance (Chair)

Steven M. Mollenkopf Former Chief Executive Officer of Qualcomm Incorporated	I	55	2023	✓	• Compensation

Lynn Vojvodich Radakovich Former Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc.	I	56	2019	✓	• Audit • Compensation (Chair)

Leadership Experience	Financial Literacy	International Experience
Public Company Board Experience	Technology Industry Experience	Risk Management

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The Board is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending January 31, 2025, or Fiscal 2025. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended February 2, 2024, or Fiscal 2024, and February 3, 2023, or Fiscal 2023, are summarized under “Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.”

Say-on-Pay Vote (Proposal 3)

The Board is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 35. The Compensation Committee and the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Shareholder Proposals (Proposals 4 and 5)

The Board is asking you to vote “AGAINST” each of the shareholder proposals.

Shareholder Proposals for 2025 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2025 proxy statement: January 24, 2025

•	Deadline for proposed business and nominations for director that will not be included in our 2025 proxy statement: February 27, 2025 – March 29, 2025

•

Deadline for notice under the universal proxy rules of the Securities and Exchange Commission, or SEC, for solicitation of proxies in connection with our 2025 annual meeting in support of director nominees other than the Company’s nominees: April 28, 2025

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders To Be Held on Thursday, June 27, 2024:

The accompanying Notice of Annual Meeting of Stockholders, proxy statement,

form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended February 2, 2024 are available electronically on our website at http://investors.delltechnologies.com under the

News & Events – Upcoming Events section and at www.proxyvote.com.

Dell Technologies / 2024 Proxy Statement / 4

Environmental, Social and Governance (ESG)

Advancing Sustainability	Cultivating Inclusion	Transforming Lives	Upholding Trust

At Dell Technologies, our purpose is to create technologies that drive human progress. By putting our technology, scale and expertise to work, we focus on where we believe we can make the largest impact and can do the most good for both people and the planet. We recognize that all of our stakeholders, including stockholders, customers, suppliers, employees, and communities, are essential to our business.

We take our opportunity and responsibility to create positive impact seriously, making effective governance and transparency an essential part of our Environmental, Social and Governance, or ESG, strategy. Our Board of Directors, directly and through its standing committees, oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. Our governance framework includes regular updates to the Board of Directors, incorporates ESG goals and key drivers into the Company’s overall strategy, and involves management committees, including an ESG Steering Committee, charged with overseeing and executing Dell Technologies’ ESG strategy under the supervision of our leadership team. The ESG Steering Committee is also responsible for monitoring and supporting Dell Technologies’ progress towards achieving the established ESG goals and other related ESG priorities. To ensure an integrated perspective and approach to ESG, these management committees are composed of members from various teams across the Company, including representatives from functions such as corporate sustainability and ESG, diversity and inclusion, human resources, philanthropy, security, ethics and privacy, supply chain audit, corporate affairs, government affairs, internal audit, legal, risk management, investor relations, accounting, finance and product, operations and services teams. Together, these governance bodies develop, manage and measure ESG strategy and performance.

We are committed to transparency in our effort to drive human progress, and we regularly evaluate the quality and effectiveness of our ESG reporting based on feedback from our stakeholders, and to align to external reporting frameworks and evolving regulatory requirements. We publish detailed, three-year performance trends on key metrics and on key topics within our annual ESG Report, available on the ESG & Impact page of our website. We complement this information with reporting framework indexes in our ESG Report, such as The Global Reporting Initiative’s (GRI) standards, the World Economic Forum’s (WEF) Stakeholder Capitalism Metrics, CDP Climate, CDP Water Security, and the Sustainability Accounting Standards Board (SASB) standards. This promotes accountability and allows our stakeholders to follow our progress on our 2030 goals.

Our ESG goals guide our impact strategies. To drive measurable impact, goals must reflect where we have the biggest opportunity to drive meaningful change. We consistently evaluate our goals and targets through that lens. Our plan is to activate change in the critical areas of advancing sustainability, cultivating inclusion, transforming lives and upholding trust.

•

Advancing Sustainability – We believe we have a responsibility to create a more sustainable future and to protect and enrich our planet together with our customers, suppliers, and communities. We seek to achieve this by focusing our impact on selected key areas, including both climate change and circular economy. We continue to emphasize sustainability across our business ecosystem, valuing natural resources and seeking to minimize our environmental impact. With the power of our global supply chain, Dell Technologies pursues the highest standards of sustainability and ethical practices.

•

Cultivating Inclusion – We view diversity and inclusion as a business imperative to help build and empower our future workforce. We strive to cultivate an inclusive workforce and believe our team members should be representative of the diversity in our global customer base. Further, we believe diversity of leadership enhances innovation and ensures that company decisions reflect our diverse stakeholder groups.

•

Transforming Lives – We believe our scale, support, and the innovative application of our technology can be a catalyst in advancing fundamental human rights and addressing complex societal challenges, such as digital inclusion, for under-resourced groups. We endeavor to harness the power of technology, our scale, and our expertise to create a digital future that can contribute to the realization of human potential.

•

Upholding Trust – Upholding trust through security, ethics, and privacy plays a critical role in creating business success. We are committed to upholding ethics and integrity and ensuring that new talent and existing team members align with our ethical

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

culture. We will continue to invest in our advanced privacy governance and risk-management technology and continue seeking to select, evaluate, and do business with third parties who share our dedication to ethics and privacy.

For more information about our commitment to making business and societal impact and our 2030 goals, please consult our annual report on Form 10-K for Fiscal 2024 as well as the reports and content on the ESG & Impact page of our website.

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Proposal 1 – Election of Directors

In this Proposal 1, the Board is asking stockholders to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, David Grain, William D. Green, Steven M. Mollenkopf, and Lynn Vojvodich Radakovich to the Board as Group I directors, and for the election of Ellen J. Kullman to the Board as the Group IV director. Each director nominee is currently serving as a member of our Board.

Each of the seven Group I director nominees other than Mr. Mollenkopf was elected to the Board at the 2023 annual meeting of stockholders and is currently serving as a Group I director. The Group IV director nominee was also elected to the Board at the 2023 annual meeting of stockholders and is currently serving as the Group IV director.

Mr. Mollenkopf was appointed to the Board as a Group I director effective on September 27, 2023. His leadership and operating experience, as well as deep engineering expertise, are aligned with our innovation agenda and were considerations in his appointment. Mr. Mollenkopf was identified as a director candidate by a search firm.

Class C Vote for Group IV Director

Holders of the Class C common stock, voting separately as a series, will elect the Group IV director. On the recommendation of the Nominating and Governance Committee, the Board has unanimously nominated Ellen J. Kullman for election as the Group IV director because of the perspective she brings to corporate governance from her extensive experience as a senior executive, including as a chief executive officer, and her board and committee service as an independent director of Dell Technologies and other major public companies. Mrs. Kullman currently serves as our Lead Independent Director and as chair of the Nominating and Governance Committee.

Following the 2023 annual meeting, we engaged with our Class C stockholders on considerations that informed their vote on Mrs. Kullman’s election at that meeting. Their feedback indicated that concern regarding directors who serve on nominating and governance committees of multi-class companies appears to have influenced the vote outcome for Mrs. Kullman.

The Board continues to believe that the current multi-class structure is in the best interest of Dell Technologies and its stockholders, as described in more detail below under “– Share Class Structure.” In addition, the Board has taken significant action in recent years to enhance its corporate governance profile based on stockholder feedback. In response to additional input we received during our most recent stockholder engagement, we have incorporated additional disclosure enhancements throughout the proxy statement. We will continue to engage with our Class C stockholders to understand their views on our Board and governance practices, policies, and disclosures. See “Corporate Governance – Stockholder Engagement” for more details.

Director Groups

The Board is currently composed of eight members, seven of whom are Group I directors and one of whom is the Group IV director.

Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the total number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as the Group IV director.

Elections of the members of the Board are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.

Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of our outstanding common stock, voting together as a single class. The Group IV director is elected annually by the holders of Class C common stock, voting separately as a series.

Director Nominees

The Board has nominated seven members currently serving as Group I directors for election as Group I directors at the annual meeting, and one member currently serving as the Group IV director for election as the Group IV director at the annual meeting. Each nominee has consented to be named as a nominee in this proxy statement and to serve as a director if elected. If any

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board, unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, our bylaws and certificate of incorporation, or to leave unfilled the resulting vacancy on the Board.

Biographical and qualification information about each of the nominees is included under “ – Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements described below and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.

Director Qualifications and Information

Director Qualifications – The Board believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and an intense dedication to serving the interests of Dell Technologies’ stockholders. A primary responsibility of the Nominating and Governance Committee is to assess the skills and experiences of director candidates and to propose for nomination those individuals that the committee believes will exercise effective leadership and oversight of management in pursuing Dell Technologies’ business strategy. The following are qualifications, experience and skills for Board members that are important to Dell Technologies’ current and future business:

•

Leadership Experience – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•

Finance Experience – Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks to ensure the Board includes directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for potential service on the Audit Committee. The Board has determined that William Green qualifies as an “audit committee financial expert.”

•

Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which it places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep understanding of or a special perspective concerning Dell Technologies’ business environments; and experience with, exposure to, or an established reputation among a broad subset of Dell Technologies’ customer base.

•

International Experience – Given its global operations and footprint, Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

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Risk Management – Dell Technologies seeks directors who have experience identifying, managing and mitigating risk in enterprise operations, which the Board views as a critical area of oversight in executing on its strategy.

•

Diversity of Backgrounds and Perspectives – Dell Technologies believes that our Board should reflect a diversity of perspectives and backgrounds. While the Board has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Board takes into consideration a broad range of factors, including a candidate’s gender, age, race, and ethnicity.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Director Matrix – The matrix below shows how the director nominees contribute the various skills, experiences, and perspectives the Board considers important.

Name	Leadership Experience	Public Company Board Experience	Financial Literacy	Technology Industry Experience	International Experience	Risk Management	Diverse Background

Michael S. Dell	✓	✓	✓	✓	✓	✓

David W. Dorman	✓	✓	✓	✓	✓	✓

Egon Durban	✓	✓	✓	✓	✓	✓

David Grain	✓	✓	✓	✓	✓	✓	✓

William D. Green	✓	✓	✓	✓	✓	✓

Ellen J. Kullman	✓	✓	✓	✓	✓	✓	✓

Steven M. Mollenkopf	✓	✓	✓	✓	✓	✓

Lynn Vojvodich Radakovich	✓	✓	✓	✓	✓	✓	✓

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Set forth below is biographical information, as of May 17, 2024, about the persons whom the Board has nominated for election at the annual meeting and the qualifications, experience, and skills the Board considered in determining that each person should serve as a director:

MICHAEL S. DELL

Experience:

Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P., now DFO Management, LLC, a private investment firm, for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. Mr. Dell serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and as a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions. SecureWorks Corp. is a public majority-owned subsidiary of Dell Technologies. Mr. Dell was Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies, from September 2016 until it was acquired by Broadcom Inc. in November 2023, and was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it was acquired by VMware, Inc. in December 2019.

Qualifications:

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his technology industry experience.

Group I Director Age: 59 Director since: October 2013

DAVID W. DORMAN

Experience:

Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Chairman of the Board of Infoworks.io, an enterprise software company, since July 2018 and as a director of PayPal Holdings, Inc., a digital payments system operator, since July 2015. Mr. Dorman was Non-Executive Chairman of the Board of CVS Health Corporation, a pharmacy healthcare provider, from May 2011 to May 2022 and a director of CVS Health Corporation from March 2006 to May 2022. Mr. Dorman was a member of the board of directors of Expanse, Inc. (formerly Qadium), an enterprise software company, from May 2016 to December 2020. He is Emeritus Trustee on the Georgia Tech Foundation Board of Trustees and an advisor for Somewear Labs, Inc., a satellite communications platform provider.

Qualifications:

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning and because of his public company board and committee experience.

Group I Director Age: 70 Director since: September 2016 Board committees: • Nominating and Governance

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EGON DURBAN

Experience:

Mr. Durban has been a member of the Board of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is Co-CEO of Silver Lake, a global technology investment firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, TKO Group Holdings, Inc., a premium sports and entertainment company, Unity Software Inc., a company that provides a real-time development platform, and Endeavor Group Holdings, Inc., an entertainment, sports and content company, where he is Chairman of the board of directors. Mr. Durban also serves on the board of Qualtrics International Inc., a leading customer experience management platform software company. Previously, Mr. Durban served on the boards of directors of VMware, Inc., a cloud infrastructure and digital workspace technology company that was formerly a public majority-owned subsidiary of Dell Technologies, from September 2016 until it was acquired by Broadcom Inc. in November 2023, Twitter, Inc., a social networking service, from March 2020 to October 2022, SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and a global provider of intelligence driven information security solutions, from 2015 to May 2020, and Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it was acquired by VMware, Inc. in December 2019. Mr. Durban currently serves on the Business Council and the Business Roundtable. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.

Qualifications:

The Board selected Mr. Durban to serve as a director because of his experience in technology and finance, his knowledge of and experience in global strategic leadership, and his management of multiple companies.

Group I Director Age: 50 Director since: October 2013

DAVID GRAIN

Experience:

Mr. Grain is the founder and Chief Executive Officer of Grain Management LLC, a private equity firm focused on global investments in the media and communications sectors. Before founding Grain Management LLC in 2007, he served as the President of Global Signal, Inc., an independent wireless communication tower company, from 2002 to 2006. From 2000 to 2003, Mr. Grain served as Senior Vice President of the New England Region of AT&T Broadband, the digital video, internet and digital phone service arm of AT&T Inc., a global telecommunications company. Earlier in his career, Mr. Grain worked for over a decade in the financial services industry, most recently at Morgan Stanley, a global diversified financial services firm, from 1992 to 2000. At Morgan Stanley, he focused on the telecommunications, media and technology sectors. Mr. Grain has served since December 2012 as a director of Southern Company, a gas and utility holding company, where he is currently the Lead Independent Director, and since January 2019 as a director of New Fortress Energy Inc., an integrated liquified natural gas company. Mr. Grain is a trustee of the Brookings Institution, a member of the advisory council of the National Museum of African American History and Culture, and a member of the board of the Martha’s Vineyard Museum.

Qualifications:

The Board selected Mr. Grain to serve as a director because of his leadership and operating background, his expertise in finance and risk management, and his public company board experience.

Group I Director Age: 61 Director since: September 2021 Board committees: • Audit

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WILLIAM D. GREEN

Experience:

Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s Independent Lead Director from February 2015 to August 2016. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 to December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green previously served as Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a public sector software-as-a-service (SaaS) company, from September 2016 to February 2019. Mr. Green serves as a director of GTY Technology Holdings Inc., where he has been Chairman of the board of directors since March 2020. Mr. Green is also a member of the board of directors of S&P Global Inc., a company that provides financial ratings, benchmarks, analytics and data. Mr. Green was a board member of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, from 2016 until it merged with Ocala Bidco in November 2021 and of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from August 2015 until it was acquired by VMware, Inc. in December 2019.

Qualifications:

The Board selected Mr. Green to serve as a director because of his leadership and operating experience, his understanding of the information technology industry, and his international business expertise.

Group I Director Age: 70 Director since: September 2016 Board committees: • Audit (Chair)

ELLEN J. KULLMAN

Experience:

Mrs. Kullman has been the Executive Chair of Carbon, Inc., a 3D printing company, since June 2022. Mrs. Kullman served as President and Chief Executive Officer of Carbon, Inc. from November 2019 to June 2022, and as a member of its board of directors since 2016. Mrs. Kullman previously served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008 and as Executive Vice President of DuPont from June 2006 to September 2008. Before her service in those positions, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She has served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. Mrs. Kullman was a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, from 2011 to April 2020. She is a member of the board of trustees of Northwestern University and serves on the board of advisors of Tufts University School of Engineering.

Qualifications:

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience, her experience with technology and product development, and her expertise implementing global business strategy.

Lead Independent Director and Group IV Director Age: 68 Director since: September 2016 Board committees: • Nominating and Governance (Chair)

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

STEVEN M. MOLLENKOPF

Experience:

Mr. Mollenkopf served from March 2014 to June 2021 as the Chief Executive Officer of Qualcomm Incorporated, or Qualcomm, an engineering-driven, high-technology manufacturing company and a global leader in the development and commercialization of foundational technologies for the wireless industry. Mr. Mollenkopf began his career at Qualcomm as an engineer over 25 years ago and has held several leadership roles at Qualcomm prior to being named Chief Executive Officer, including President, Chief Operating Officer, and head of QCT, Qualcomm’s chipset business. Mr. Mollenkopf was a director of Qualcomm from December 2013 to June 2021 and served as Special Advisor to Qualcomm from June 2021 to 2022. Since his service at Qualcomm, he has acted as Senior Advisor to Consello Group, a financial services advisory and strategic investing platform. Mr. Mollenkopf has served as a director of The Boeing Company, or Boeing, a leading global aerospace firm, since April 2020 and as Independent Chair of the Board of Boeing since March 2024.

Qualifications:

The Board selected Mr. Mollenkopf to serve because of his extensive international leadership and operating experience, his deep understanding of the technology industry and his complex manufacturing expertise.

Group I Director Age: 55 Director since: September 2023 Board committees: • Compensation

LYNN VOJVODICH RADAKOVICH

Experience:

Ms. Vojvodich Radakovich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc., or Salesforce, one of the world’s largest enterprise software companies and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich Radakovich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (before its acquisition by Oracle Corporation) and Terracotta Inc. (before its acquisition by Software AG). Ms. Vojvodich Radakovich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm. Ms. Vojvodich Radakovich currently serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, Ford Motor Company, and Figma, Inc., a web-based design collaboration platform.

Qualifications:

The Board selected Ms. Vojvodich Radakovich to serve as a director because of her leadership and operating experience, her understanding of the software industry, and her international business expertise.

Group I Director Age: 56 Director since: April 2019 Board committees: • Audit • Compensation (Chair)

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Stockholder Arrangements

Certain stockholders have rights to nominate directors and obligations to vote for director nominees under the stockholders agreements described below.

Stockholder Rights to Nominate Directors – Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MD Stockholders Agreement, with the MD stockholders (as defined in Annex A to this proxy statement) and into a stockholders agreement, referred to as the SLP Stockholders Agreement, with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the Sponsor Stockholders Agreements.

Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, which is their beneficial ownership status as of the date of this proxy statement, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board as a Group I director. Of the Group I director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Dorman, Mr. Green and Ms. Vojvodich Radakovich have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.

The SLP Stockholders Agreement provides that, so long as the MD stockholders beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, which is their beneficial ownership status as of the date of this proxy statement, the SLP stockholders will use their reasonable best efforts to expand the size of the Board to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.

Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director. The SLP stockholders have waived their right to have a nominee serve on the Compensation Committee and on the Nominating and Governance Committee.

Stockholder Obligations to Vote for Director Nominees – For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.

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Share Class Structure

Our multi-class share and controlled ownership structure provides stability in the leadership and management of the Company, enables a long-term time horizon and commitment to a multi-year strategy, including with respect to investments, and positions us to stay ahead of broader industry trends. This structure has successfully enabled us to prioritize innovation and invest in research and development as we create technologies that drive human progress in an increasingly complex environment, positioning us for strong shareholder value creation. We discuss our structure with Class C stockholders through direct engagement and continue to hear support for the governance enhancements our Board has implemented, which we believe differentiate us from other controlled companies with multi-class share structures.

Corporate Governance

Stockholder Engagement – Dell Technologies is committed to maintaining robust and regular dialogue with our stockholders as a core tenet of our governance framework. We value direct engagement with stockholders where we share updated information about our business, deepen our understanding of our investors’ priorities and gather feedback that is shared with our Board and management team to inform our decision-making.

How We Engage

Dell Technologies utilizes various channels to engage with our stockholders on topics of mutual importance throughout the year:

•  Quarterly earnings communications

•  Securities analyst meetings

•  Investor conference presentations

•  Company-hosted investor events

•  ESG-focused engagement with proxy voting and stewardship teams

•  Periodic perception studies to gauge investor sentiment

•  Regular meetings with current and potential stockholders and securities analysts via executive meetings, conference meetings, non-deal roadshows, and bus tours

•  Ongoing video, phone and e-mail communications to address investor inquiries

What We Discuss

We discuss a range of topics relevant to our stockholders, including: long-term business strategy; performance and outlook; macroeconomic factors related to the business; capital allocation; Board composition and practices; corporate governance structure; executive compensation program; and sustainability and human capital efforts.

Who Participates

Communications with our stockholders are led by members of our management and investor relations teams and are supported by a range of functions across Dell Technologies. Our executive team, including our Chief Executive Officer (CEO), participates in meetings with our stockholders throughout the year, and our independent directors meet with stockholders to discuss Board and other corporate governance matters.

In addition to the topics noted above, during the past year we discussed with our stockholders their views that informed their votes at the 2023 annual meeting, including considerations that informed their vote on Mrs. Kullman’s appointment as the Group IV director. From these conversations, we understand that many of the investors that voted against Mrs. Kullman did so as a matter of policy, given her role as chair of the Nominating and Governance Committee of a company with a multi-class share structure. In these conversations we discussed the Board’s decision to appoint the Group IV director (who is elected by Class C stockholders) as chair of the Nominating and Governance Committee and Lead Independent Director of our Board. As described above under “– Share Class Structure,” the Board continues to believe that the multi-class share structure is the appropriate structure for Dell Technologies and provides benefits for all its stockholders.

We also continued to hear support from our stockholders for our Board and governance enhancements. As discussed below, as a controlled company, Dell Technologies is not required to comply with a number of the corporate governance requirements under the rules of the New York Stock Exchange, or NYSE, that apply to non-controlled public companies, including maintaining a Board with a majority of independent directors and appointing standalone and fully independent compensation and nominating/corporate governance committees. The Board’s determination to comply with many of these requirements voluntarily and adoption of other governance changes over the last six years demonstrate our Board’s commitment to incorporate feedback and perspectives from our independent investors to further enhance our governance, policies and disclosures.

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Summary of Board and Governance Changes in Response to Stockholder Feedback and Additional Actions

In Fiscal 2024, our Board continued to strengthen our governance profile, by:

•	establishing the Lead Independent Director role;

•	electing, through its independent directors, Mrs. Kullman, an independent, diverse, Group IV director, as Lead Independent Director;

•	reconstituting the membership of the Nominating and Governance Committee to consist entirely of independent directors;

•	appointing independent director Steve Mollenkopf to the Board;

•	establishing a standalone Compensation Committee composed entirely of independent directors; and

•	increasing the percentage of independent directors on the Board to 75%, following the addition of Mr. Mollenkopf and the departure of Simon Patterson, a non-independent director.

Information on progress and enhancements related to our ESG initiatives and reporting can be found in our ESG Report and on our ESG & Impact webpage.

Board Evaluation – The Board conducts an annual self-evaluation, led by the Lead Independent Director. The Lead Independent Director and Nominating and Governance Committee review the results of the evaluation with the Board and identify ways to enhance Board processes, performance and effectiveness.

Director Time Commitments – Each director must be willing and able to devote sufficient time and attention to carrying out his or her duties and responsibilities effectively. While the Board acknowledges the value of having directors with significant experience in other businesses and activities, it also understands that effective service requires a substantial commitment. Generally, a non-employee director should not simultaneously serve on more than six public company boards, including the Dell Technologies Board. The nature and extent of a director’s activities will be taken into account in determining the appropriateness of the director’s continued service on the Board.

Each director is required to notify the Chairman prior to accepting a directorship or other position of responsibility with another company and prior to or promptly following a significant change in personal circumstances (including a change in employment or principal job responsibilities). The Board will review and evaluate such circumstances and will determine whether the director’s continued service on the Board would be appropriate under those circumstances.

Each of Dell Technologies’ directors are currently in compliance with the foregoing policy.

Management Development and Succession Planning – The Board reviews and maintains a succession plan for Michael Dell, our CEO. The Nominating and Governance Committee evaluates potential successors to our CEO, including in the event of an emergency, and periodically reviews with our CEO and the Board recommendations regarding such potential successors. In addition, on an annual basis, our Chief Human Resources Officer presents to the Board a report on succession planning for senior management and a report on management development.

Corporate Governance Principles and Codes of Conduct – The Board is committed to achieving business success and increasing long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board has adopted the Dell Technologies Corporate Governance Principles, which reflect a set of core values that provide the foundation for our governance and management systems and our interactions with our stakeholders, and provide an effective corporate governance framework for the Company. In addition, the Board continues to evaluate Dell Technologies’ corporate governance policies and practices to ensure they are consistent with the Company’s focus on long-term value creation for stockholders. In connection with this effort, in recent years, the Board approved the constitution of a majority independent Board and provided for the Group IV director’s annual election solely by the holders of the Class C common stock. In Fiscal 2024, we continued to incorporate enhancements to our governance, which we describe in “Summary of Board and Governance Changes in Response to Stockholder Feedback and Additional Actions.”

Dell Technologies also maintains a Code of Conduct that applies to all of our directors, officers, and employees, as well as a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, and a comprehensive internal audit program which conducts audits in accordance with the International Standards for the Professional Practice of Internal Auditing.

Copies of the Corporate Governance Principles, Code of Conduct and Code of Ethics for Senior Financial Officers can be found on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.

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Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Controlled Company Status – Dell Technologies’ Class C common stock is listed on the NYSE under the trading symbol “DELL.” As a result, Dell Technologies is subject to governance requirements under NYSE rules.

Dell Technologies is a “controlled company” under NYSE corporate governance standards. The NYSE rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Dell Technologies is a controlled company on the basis of Mr. Dell’s beneficial ownership of shares of our Class A common stock and Class C common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors.

As a controlled company, Dell Technologies qualifies for exemptions from, and is entitled to elect not to comply with, certain corporate governance requirements under NYSE rules, including the requirement to have a board that is composed of a majority of independent directors and a compensation committee and a nominating/corporate governance committee that are each composed entirely of independent directors, in each case as director independence is defined under NYSE rules. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed further below.

Notwithstanding its eligibility for the exemption from these requirements, the Dell Technologies Board currently has a majority of independent directors and a Compensation Committee and a Nominating and Governance Committee composed entirely of independent directors.

If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with NYSE’s director independence requirements relating to the board of directors, a compensation committee and a nominating/corporate governance committee by the date its status changes or within specified transition periods.

Board Leadership – The Dell Technologies bylaws provide that the Board will elect a Chairman to preside at all meetings of the Board at which he is present and to exercise such other responsibilities as the Board may prescribe from time to time. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell. Our Corporate Governance Principles provide that the Board’s independent directors will elect a Lead Independent Director for a term of service of one year. The Board’s independent directors have elected Mrs. Kullman to serve as the Company’s Lead Independent Director.

The Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director, together with the exercise of key oversight responsibilities by our independent directors, is in the best interests of Dell Technologies and our stockholders. The Board believes that maintaining combined Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is therefore able to effectively elevate the most critical business issues for consideration by the Board’s independent directors and is best positioned to oversee the execution of strategy across each of the Company’s businesses to optimize long-term stockholder value creation. The Lead Independent Director is given broad authority, as described below, to lead oversight of management by our independent directors.

Director Independence – The Board has affirmatively determined that Messrs. Dorman, Grain, Green and Mollenkopf, Mrs. Kullman and Ms. Vojvodich Radakovich, constituting six of our eight directors, are independent under NYSE rules and the standards for director independence established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. Mrs. Kullman currently serves as the Lead Independent Director. NYSE rules provide that, in order to determine that a director is independent, the Board must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.

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Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board maintains effective and independent oversight of management, including the following:

•	The Board has a Lead Independent Director who is elected by the independent directors.

•

Executive sessions of the independent directors are held in connection with every regularly scheduled Board meeting, and at any time requested by a majority of the independent directors. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•

All members of the Audit Committee are independent directors. The chair of the Audit Committee has and exercises authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

•	All members of the Compensation Committee and the Nominating and Governance Committee are independent directors.

•

The Nominating and Governance Committee evaluates each director’s ability to devote sufficient time and attention to carrying out his or her duties and responsibilities effectively, including in accordance with its director time commitment policy described above.

Lead Independent Director – The Lead Independent Director is elected by and from among the independent directors for a term of service of one year. The Lead Independent Director has the following responsibilities:

•	serves as the principal liaison between the Chairman and the independent directors;

•	has authority to call meetings of the independent directors;

•	presides at all executive sessions of the independent directors and meetings of the Board at which the Chairman is not present;

•	approves meeting agendas for the Board in consultation with the Chairman;

•	approves the frequency of Board meetings and meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	approves the information to be provided to the Board, including the quality, quantity, appropriateness and timeliness of such information;

•	as appropriate, to be available for consultation and direct communication with stockholders;

•	presides over the annual self-evaluation of the Board;

•	conducts an annual process for reviewing the CEO’s performance and reports the results of the process to the other independent directors; and

•	together with the Board and its committees as well as the independent directors acting in executive session, retains and approves compensation of outside advisers.

The Lead Independent Director also currently serves as chair of the Nominating and Governance Committee and in that role oversees the performance of that committee’s responsibilities as described below under “– Nominating and Governance Committee.”

In connection with Mrs. Kullman’s election as Lead Independent Director, the independent directors considered, among other factors, her leadership as a member of the Board since September 2016, as current chair of the Nominating and Governance Committee and as chair of the Audit Committee from September 2016 to December 2019.

Board Committees – The Board maintains three independent standing committees that assist the Board in discharging its oversight responsibilities: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Board has adopted a written charter for each of the standing committees, which form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section. From time to time, the Board considers the composition of each of the standing committees and whether committee members should rotate among the standing committees.

Under the Sponsor Stockholders Agreements, as described above under “– Stockholder Arrangements – Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to specified exceptions. Ms. Vojvodich Radakovich serves as a member of the Compensation Committee as the MD stockholders’ nominee and Mr. Dorman serves as a member of the Nominating and Governance Committee as the MD stockholders’ nominee. The SLP stockholders have waived their right to have a nominee serve on the Compensation Committee and the Nominating and Governance Committee.

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The following table shows, as of May 17, 2024, the members of the Board and the committees on which each director serves and indicates the directors determined by the Board to be independent under NYSE rules and our Corporate Governance Principles.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee	Independent

Michael S. Dell

David W. Dorman			✓	✓

Egon Durban

David Grain	✓			✓

William D. Green	Chair			✓

Ellen J. Kullman – Lead Independent Director			Chair	✓

Steven M. Mollenkopf		✓		✓

Lynn Vojvodich Radakovich	✓	Chair		✓

Descriptions of the primary responsibilities of each committee are set forth below.

Audit Committee

The Audit Committee has three members and is composed entirely of members of the Board who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, or Exchange Act, as determined by the Board. Under NYSE rules, the membership of the Audit Committee is required to consist entirely of no fewer than three directors who are qualified as independent directors as described above. The Board has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that Mr. Green is an “audit committee financial expert” within the meaning of SEC rules. Mr. Green (Chair), Mrs. Kullman and Ms. Vojvodich Radakovich served as members of the Audit Committee during Fiscal 2024 through September 26, 2023. Effective September 26, 2023, Mr. Grain was appointed to the Audit Committee and Mrs. Kullman resigned from her position on this committee.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•

pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.

Dell Technologies / 2024 Proxy Statement / 19

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Compensation Committee

Effective September 29, 2023, the Board established a Compensation Committee composed entirely of independent directors. Ms. Vojvodich Radakovich (Chair) and Mr. Mollenkopf serve as members of the Compensation Committee. Prior to September 29, 2023, the Nominating and Governance Committee acted as the Company’s compensation committee of the Board.

The Compensation Committee’s primary responsibilities include, among other matters:

•	approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•	approving the forms of compensation to be provided to each executive officer and non-employee director;

•	approving recommendations with respect to compensation guidelines for all other employees;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	acting as administrator of our equity-based and other compensation plans;

•

reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•	preparing the Compensation Committee Report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

The Compensation Committee has the authority to delegate any of its responsibilities under its charter, along with the authority to take action in relation to such responsibilities, to subcommittees consisting of one or more members of the committee, as the committee may deem appropriate.

In addition, the Compensation Committee may delegate to one or more of our executive officers the authority to make grants of equity-based compensation to eligible individuals who are not directors or executive officers and to administer our equity-based compensation plans, in each case subject to compliance with applicable law, NYSE rules and the terms of any applicable compensation plan. The Compensation Committee may revoke any delegation of authority at any time. Any executive officer to whom the Compensation Committee may delegate authority to make grants of equity-based compensation is required to report regularly to the committee with respect to any grants made. The Compensation Committee has delegated to our Chief Human Resources Officer the authority to offer awards under our equity incentive plan to eligible employees who are not directors or executive officers.

For a discussion of the process by which the Nominating and Governance Committee, prior to September 29, 2023, and the Compensation Committee, beginning on September 29, 2023, evaluated and determined executive officer compensation for Fiscal 2024, including the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis.”

Use of Compensation Consultant – During Fiscal 2024, our management retained the services of Mercer (US) Inc., or Mercer, an external compensation consultant. Mercer provided advice to management on the design of compensation programs for our directors, executive officers and other employees for Fiscal 2024, including equity-based compensation programs. The total fees paid to Mercer for these services were $0.3 million.

During Fiscal 2024, our management also retained other business units of Mercer and affiliates of Mercer to provide additional services to the Company, including human resources services, services relating to employee benefit plans and insurance services. The total fees paid to Mercer and its affiliates with respect to services provided during Fiscal 2024 (excluding services provided as compensation consultant as discussed above) were $23.3 million.

The Company has determined that the work of Mercer and its affiliates on matters other than executive compensation did not raise any conflict of interest with Mercer’s services as compensation consultant, taking into account, among other factors, Mercer’s policies and procedures relating to the prevention of conflicts of interest and the use of separate teams for compensation consulting services and other services provided by Mercer and its affiliates.

Dell Technologies / 2024 Proxy Statement / 20

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Nominating and Governance Committee

From the beginning of Fiscal 2024 through May 8, 2023, Mr. Dell (Chair), Mr. Dorman and Mr. Durban served on the Nominating and Governance Committee. Effective May 8, 2023, the Board approved the reconstitution of the membership of the Nominating and Governance Committee so that the committee is composed entirely of independent directors. In connection with the change in membership, Mr. Dell and Mr. Durban resigned from their positions on the Nominating and Governance Committee, and the Board appointed Mrs. Kullman to serve as a member and as chair of the committee. Mr. Dorman continues his service on this committee.

The Nominating and Governance Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board;

•	making recommendations to the Board regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	evaluating potential successors to the CEO, including in the event of an emergency, and reviewing periodically with the CEO and with the Board recommendations regarding such potential successors;

•	reviewing the Board committee structure and composition and making recommendations annually to the Board regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles periodically and recommending any changes to such principles to the Board; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

Compensation Committee Interlocks and Insider Participation – Effective September 29, 2023, the Board established the Compensation Committee composed entirely of independent directors, consisting of Ms. Vojvodich Radakovich and Mr. Mollenkopf. Prior to September 29, 2023, the Nominating and Governance Committee acted as the Company’s compensation committee. During Fiscal 2024 through May 8, 2023, the members of the Nominating and Governance Committee were Mr. Dell (Chair), Mr. Dorman and Mr. Durban. Mr. Dell is our Chief Executive Officer. Following the reconstitution of the Nominating and Governance Committee effective May 8, 2023, the members of the committee were Mrs. Kullman (Chair) and Mr. Dorman. During Fiscal 2024, none of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board, the Compensation Committee or the Nominating and Governance Committee. For information concerning transactions among each of Messrs. Dell and Durban and their related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Transactions With Related Persons.”

Board and Committee Oversight of Risk Management – The Company believes that effectively assessing and managing risk is central to the design and execution of our business strategy and creation of long-term value. The Board, directly and through its standing committees, provides oversight of the Company’s risk management processes. The Board focuses on understanding the most significant risks to the business, evaluating strategies to mitigate those risks, and facilitating communication on risk topics between management and our directors.

While the Board as a whole is responsible for risk oversight, our Company’s management is responsible for designing processes and procedures to identify, assess and manage risk on a day-to-day basis. Management has implemented an enterprise risk management, or ERM, program, managed by the Company’s internal audit function and supported by management risk committees, that is designed to work across the business to identify, assess, govern and manage the Company’s strategic, operational, financial, and compliance risks. Although the Company continually assesses its risk environment, the internal audit function performs an annual risk assessment that is informed by risk data collection, an analysis of industry trends, consideration of insights of third-party risk reporting companies, peer benchmarking, and interviews with senior leaders and Company experts. The annual assessment considers whether risks constitute short-, medium-, and long-term threats to our enterprise and provides for prioritization, in part, based on the timeframe of such risks. Our ERM program is assessed externally on a periodic basis for best practices and maturity of the program.

The Chief Audit Executive presents the results of the annual risk assessment to the Board and reviews with the Board the key risks identified by the ERM program. The Board meets quarterly with the Chief Executive Officer, the General Counsel, the Chief Financial Officer, and the Chief Operating Officer to review business and financial performance as well as to consider existing and emerging risks relevant to each business function and other corporate activities. The Board receives updates from management on risk topics at the Board’s regularly scheduled meetings and at other times as needed.

Dell Technologies / 2024 Proxy Statement / 21

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

The Board considers the views of third-party advisors and experts, directly and indirectly through its standing committees and reports by management committees, in evaluating current risks and anticipating new risks to our business. These advisors and experts offer perspectives on best practices, industry trends, and future and emerging risks trends relevant to proactive risk management.

The Board is assisted by its standing committees to address risks in their respective areas of oversight and expertise.

•

The Audit Committee exercises responsibility for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes. The Audit Committee is also responsible for oversight of particular risks, such as major information technology risk exposures (including cybersecurity risk exposures) and financial risk exposures. The Audit Committee reviews and discusses significant risks and exposures to Dell Technologies, and the steps management has taken or plans to take to manage these risks, with management and our independent registered public accounting firm. In exercising this oversight, the Audit Committee receives or participates in:

¡	quarterly updates by the Chief Audit Executive regarding key risks, audit status, and other issues or concerns as well as the results of the annual ERM program review;

¡	quarterly updates by the Chief Security Officer or other senior security executives regarding cybersecurity and other data security risks;

¡	compliance updates regarding key ethics and compliance issues from the Chief Compliance Officer, who reports to the General Counsel; and

¡

meetings in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Chief Audit Executive, the Chief Compliance Officer, and Dell Technologies’ independent registered public accounting firm.

•

The Compensation Committee oversees management of risks associated with executive compensation programs, policies and practices, and evaluates the effect that such compensation arrangements may have on risk decisions.

•

The Nominating and Governance Committee monitors the risks associated with CEO succession planning and development, composition of the Board, and policies and management systems relating to environmental, social, and governance matters.

Each of the committee chairs reports to the full Board at its regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

Meetings and Attendance – In Fiscal 2024, the full Board met four times, the Audit Committee met eight times, the Compensation Committee, which was established on September 29, 2023, met once and the Nominating and Governance Committee met three times.

In Fiscal 2024, each member of the Board attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.

Dell Technologies encourages, but does not require, directors to attend annual meetings of stockholders when practicable. All eight directors then serving on the Board attended last year’s annual meeting held on June 20, 2023.

Communications With Directors – Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send such a communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership – Contact the Board section.

In addition, any person who has a concern about Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Governance & Leadership section. These communications will be forwarded to the appropriate directors for their review in accordance with our guidelines and also will be reviewed and addressed by the Global Ethics and Compliance office.

The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.

Dell Technologies / 2024 Proxy Statement / 22

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Disclosure Review Committee – The Company maintains a management committee consisting of senior members of the finance and legal functions to assist in fulfilling our obligations to maintain disclosure controls and procedures, and to coordinate and oversee the process of preparing the Company’s filings with the SEC and other public disclosures.

Director Compensation

Our Board has adopted a compensation program for our independent directors that we believe will enable us to continue to attract and retain qualified directors. For Fiscal 2024, our compensation program for independent directors included the following elements:

•	an annual cash retainer of $100,000;

•	an annual equity retainer with a value of $225,000 payable in the form of restricted stock units that settle in shares of Class C common stock;

•	an additional annual cash retainer of $25,000 for service as chair of a committee; and

•	effective August 8, 2023, an additional annual cash retainer of $40,000 for service as the Lead Independent Director.

Directors may elect to receive all or a portion of each cash retainer in the form of vested shares of Class C common stock or deferred stock units that settle in shares of Class C common stock, in increments of 25%. In addition, directors may elect to receive all or a portion of their annual equity retainer in the form of deferred stock units that settle in shares of Class C common stock.

Directors’ compensation is generally awarded in September, at the first meeting of the Board of Directors that follows the annual meeting of stockholders. An independent director elected to the Board, other than through election at an annual meeting of stockholders, will receive each applicable annual retainer, which may be prorated for the director’s initial year of service, as determined by the Board.

Fiscal 2024 equity-based awards were granted under the Dell Technologies Inc. 2023 Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the annual meeting of stockholders that preceded the grant, except that (1) directors appointed prior to September 25, 2020 received an initial equity retainer award that vested annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause or a change in control of Dell Technologies. Certain restricted stock units, deferred stock units and stock options exercisable for Class C common stock, as well as shares of Class C common stock received in the settlement of such awards, are subject to the applicable terms and conditions of a management stockholders agreement discussed elsewhere in this proxy statement.

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board or committees. We provide air transportation for directors to attend meetings of our Board or its committees on aircraft owned or chartered by the Company. Directors may be accompanied by their spouses during such travel, if such travel is approved and in accordance with Company policy. The cost of any such personal travel by a spouse is imputed as income to the director.

We provide our independent directors with liability insurance coverage for their activities as directors.

Our certificate of incorporation and bylaws provide that all of our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification.

Dell Technologies / 2024 Proxy Statement / 23

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Fiscal 2024 Director Compensation

Name	Fees earned or paid in cash ($)(1)(2)	Stock awards(3) ($)	Option awards(4) ($)	Total(5) ($)

David W. Dorman	100,000	224,954	—	324,954

David Grain	100,000	224,954	—	324,954

William D. Green	125,000	224,954	—	349,954

Ellen J. Kullman	167,885	224,954	—	392,839

Steven M. Mollenkopf	100,000	224,954	—	324,954

Lynn Vojvodich Radakovich	118,750	224,954	—	343,704

(1)

Mrs. Kullman served as the Lead Independent Director and on May 8, 2023, was appointed chair of the Nominating and Governance Committee. Ms. Vojvodich Radakovich was appointed chair of the Compensation Committee on September 29, 2023. The amounts shown in the table for Mrs. Kullman and Ms. Vojvodich Radakovich include retainers for their service as committee chairs prorated from their dates of appointment.

(2)

Mr. Dorman received 100% of his annual cash retainer and Mr. Green received 100% of his annual cash retainer and committee chair retainer in vested shares of Class C common stock. Messrs. Grain and Mollenkopf each received 100% of their annual cash retainer in deferred stock units. Mrs. Kullman received 75% of her annual cash retainer and 100% of her committee chair retainer in deferred stock units. The aggregate grant date fair value, computed in accordance with U.S. generally accepted accounting principles, of the vested shares of Class C common stock and deferred stock units awarded was determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by $68.50, the closing price of the Class C common stock as reported on the NYSE on September 28, 2023, rounded down to the next full share or unit. Restricted stock units and deferred stock units will vest on June 20, 2024.

(3)

Messrs. Grain, Green and Mollenkopf and Ms. Vojvodich Radakovich each received 100% of their annual equity retainer in deferred stock units. Mr. Dorman received 100% of his annual equity retainer in restricted stock units. Mrs. Kullman received 75% of her annual equity retainer in deferred stock units. The aggregate grant date fair value, computed in accordance with U.S. generally accepted accounting principles, of the deferred stock units and restricted stock units awarded was determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by $68.50, the closing price of the Class C common stock as reported on the NYSE on September 28, 2023, rounded down to the next full unit. Restricted stock units and deferred stock units will vest on June 20, 2024. As of February 2, 2024,

•	Mr. Dorman had an aggregate of 3,284 outstanding restricted stock units and 16,252 outstanding deferred stock units;

•	Mr. Grain had an aggregate of 19,685 outstanding deferred stock units;

•	Mr. Green had an aggregate of 3,284 outstanding deferred stock units;

•	Mrs. Kullman had an aggregate of 821 outstanding restricted stock units and 53,766 outstanding deferred stock units;

•	Mr. Mollenkopf had an aggregate of 4,743 outstanding deferred stock units; and

•	Ms. Vojvodich Radakovich had an aggregate of 3,284 outstanding deferred stock units.

(4)	As of February 2, 2024, Mr. Green and Mrs. Kullman each held an aggregate of 272,736 vested options and Ms. Vojvodich Radakovich held an aggregate of 84,198 vested options.

(5)	Perquisites and other personal benefits have been excluded as the total value for each director was less than $10,000.

Dell Technologies / 2024 Proxy Statement / 24

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

In this Proposal 2, the Board is asking stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for Fiscal 2025.

PwC is a registered independent public accounting firm and has served as the independent auditors of the Company or its predecessor since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2025.

In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2024 and Fiscal 2023.

Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2024	Fiscal 2023

Audit Fees(a)	$26.5	$26.1

Audit-Related Fees(b)	3.3	4.2

Tax Fees(c)	1.0	0.4

All Other Fees(d)	—	0.3

Total	$30.8	$31.0

(a)

This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.

(b)

This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, ESG assurance, system implementation-related audit work, and service organization control attestation services.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for consultation and advice on business tax matters.

(d)

This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees incurred for general and financial training services, accounting research software and other permissible advisory services.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

Dell Technologies / 2024 Proxy Statement / 25

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2025, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority must be communicated to the full Audit Committee.

Dell Technologies / 2024 Proxy Statement / 26

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 35, but excluding disclosures presented in the section titled “Pay Versus Performance Disclosure.”

The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.

As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” Dell Technologies’ executive compensation program has been designed to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.

The Board encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2024 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Compensation Committee and the Board believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosures, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Compensation Committee or the Board. Although the vote is advisory in nature and non-binding, the Compensation Committee and the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Dell Technologies / 2024 Proxy Statement / 27

Proposal 4 – Shareholder Proposal Requiring That Dell Technologies Inc.’s Website List Any Recipient of Material Donations From Dell Technologies Inc.

The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, has notified Dell Technologies that it intends to present the following shareholder proposal at the annual meeting. Ownership information is available upon request to the Dell Technologies Inc. Corporate Secretary.

Proponent’s Statement

Supporting Statement: Dell is a technology company that designs, manufactures and sells computer hardware and software products. As such, shareholders invest in Dell because of its value as a leading technology company, and the Board’s fiduciary duty requires it to create value for shareholders by serving that fundamental purpose.

Dell has partnerships with a number of organizations that promote the practice of gender transition surgeries on minors and evangelize gender theory to minors. Why are Dell shareholders funding the efforts to spread an ideology seeking to mutilate the reproductive organs of children before they finish puberty?

Proponents of gender theory claim that children are sexually mature enough to make permanent decisions such as taking puberty blockers and undergoing gender transition surgeries. However, most people (which includes Dell shareholders) understand that children are not sexual beings and that there is a reason why minors cannot consent to sexual activity.1

This contentious and vast disagreement between radical gender theory activists and the general public has nothing to do with Dell making and selling computer products. Yet, Dell is partnered with the Human Rights Campaign (HRC),2 GenderCool Project3 and Texas Competes4 - all of which are intent on spreading such ideas to minors and which celebrate the genital mutilation of minors.

The burden of proof is on the Board to explain why this particularly divisive and unordinary use of shareholder resources is deemed to be congruent with its fiduciary duty.

As a Delaware business corporation, Dell is required to first serve the interests of its shareholders.5 However, the child gender transition agenda pushed by HRC,6 GenderCool7 and Texas Competes8 is unrelated to the Company’s fiduciary duty.

Recent events have made clear that company bottom-lines, and therefore value to shareholders, drop when companies engage in overtly political and divisive partnerships. Following Bud Light’s embrace of partisanship, its revenue fell $395 million in North America compared to a year prior.9 This amounts to roughly 10 percent of its revenue in the months following its leap into contentious politics.10 Target’s market cap fell over $15 billion amid backlash for similar actions.11 And Disney stock fell 44 percent in 2022 - its worst performance in nearly 50 years - amid its decision to put extreme partisan agendas ahead of parents’ rights.12

Considering that Dell is partnered with numerous radical organizations that advance the very agenda that so disastrously affected Disney, Target and Bud Light, such partnerships pose a clear risk to Dell shareholders as well.

Resolved: The Proponent requests that the Board of Directors list on the Company website any recipient of material donations from the Company, excluding employee matching gifts. Optimally, this list would include all recipients of $5,000 or more, or would include an explanation of why such donations are not material to the company but still appropriate for the company to undertake.

[1]	https://www.foxnews.com/politics/americans-oppose-transgender-surgeries-anti-puberty-blockers-for-minors-poll
[2]	https://www.hrc.org/about/corporate-partners
[3]	https://gendercool.org/partners-and-supporters/
[4]	https://www.texascompetes.net/roster
[5]	https://law.iustia.com/cases/delaware/court-of-chancery/2012/ca-7164-vcn-0.html, et al.
[6]	https://www.hrc.org/resources/transgender-children-and-youth-understanding-the-basics; https://www.hrc.org/resources/supporting-caring-for-transgender-children
[7]	https://gendercool.org/our-story/; https://gendercool.org/what-we-do/; https://gendercool.org/what-we-offer/
[8]	https://www.texascompetes.net/news/blog/texas-competes-statement-on-govemment-intrusion-into-family-healthcare
[9]	https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;
[10]	https://www.theguardian.com/business/2023/aug/03/bud-light-revenue-sales-anheuser-busch
[11]	https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash
[12]

https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-florida-began; https://www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/; https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recession-streaming-2022-12

Dell Technologies / 2024 Proxy Statement / 28

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Board of Directors’ Statement in Opposition

After careful consideration, the Board of Directors unanimously recommends that you vote “AGAINST” this proposal for the following reasons:

•	Our existing disclosures provide stockholders with adequate and transparent information to understand how our partnerships and actions support ESG priorities central to our strategy;

•	The contributions we make and organizations we partner with create opportunities which we believe benefit society as a whole and therefore our stockholders; and

•

Our Board is committed to maintaining the highest standards of responsibility, ethics and integrity in the implementation of our business and ESG strategies, including through oversight of our involvement with charitable organizations.

As such, the Board does not believe the requested disclosures would create additional value for our stockholders.

Through its commitment to Transforming Lives, one of the ESG pillars that is described in detail in our ESG Report and on our website, Dell Technologies is using the power of technology to help the communities where its employees work and live, locally, nationally and internationally. In particular Dell Technologies believes that it can play an important role in addressing complex societal challenges by driving digital inclusion and building opportunities for all in a digital society, contributing to a more equitable world. To this end, Dell Technologies has supported 345 nonprofits on their digital transformation journey, including through partnerships with, and support of, organizations such as Boys and Girls Clubs and Geeks Without Frontiers. We also work with over 40 nonprofit partners worldwide, which are publicly listed on our website through the ‘Global Nonprofit Partner Director,’ to help 154 million people gain better access to technology and 21st-century skills.

In addition, Dell Technologies believes that increasing opportunities across underrepresented sectors of its communities benefits not just the company, but society as a whole and therefore our stockholders. For this reason it works closely with charitable organizations that promote educational opportunities in schools and colleges across the country in hopes of developing a pipeline of professionals who are the best in their field, regardless of their backgrounds. And to encourage those individuals to pursue careers in technology, Dell Technologies supports organizations that work to create safe and inclusive workplaces for everyone. Our website and ESG Report provide details about the programs with which we are working to drive digital inclusion across the globe.

Dell Technologies maintains strong oversight of its ESG strategy. Our Board of Directors oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. Our established governance bodies, including the ESG Steering Committee and ESG Interlock Team, are tasked with overseeing and executing our ESG strategy and priorities. Dell Technologies also maintains a specific corporate governance structure to oversee its involvement with charitable organizations. The review and approval of donations to charitable organizations is effectuated at the corporate level or at the business unit level based on the nature of the donation and the priorities of each group. Management of Dell Technologies’ engagement with community groups and charitable organizations has been an integral component of its business strategy for decades, and a reflection of its values.

To this end, the Board of Directors believes that additional reporting, particularly at the low threshold requested by the proposal, would provide neither meaningful information to investors nor a clear picture of Dell Technologies’ broader initiatives and the strategic direction of its giving plans. The Board believes our existing disclosures and governance provide transparency and oversight of our partnerships that support our publicly-stated ESG commitments. As such, the Board of Directors believes that adoption of this proposal is unnecessary and not in the best interests of Dell Technologies or its stockholders.

For these reasons, the Board of Directors unanimously recommends a vote “AGAINST” this shareholder proposal.

Dell Technologies / 2024 Proxy Statement / 29

Proposal 5 – Shareholder Proposal Seeking a Report to Shareholders on the Effectiveness of Dell Technologies Inc.’s Diversity, Equity, and Inclusion Efforts

As You Sow, on behalf of Molly H. Reno Rollover IRA, Laird Norton Family Foundation and Minnesota Valley National Wildlife Refuge Trust, 2020 Milvia Street, Suite 500, Berkeley, CA, 94704, has notified Dell Technologies that it intends to present the following shareholder proposal at the annual meeting. Ownership information is available upon request to the Dell Technologies Inc. Corporate Secretary.

Proponent’s Statement

RESOLVED: Shareholders request that Dell Technologies Inc. (Dell) report to shareholders on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for workforce diversity, hiring, promotion, and retention of employees, including data by gender, race, and ethnicity.

SUPPORTING STATEMENT: Quantitative data is sought so that investors can assess and compare the effectiveness of companies’ diversity, equity, and inclusion programs.

It is advised that this content be provided through Dell’s existing sustainability reporting infrastructure. An independent report specific to this topic is not requested.

WHEREAS: More than half of the S&P 500 and over one-third of the Russell 1000 have released, or have committed to release, their consolidated EEO-1 forms, a best practice in diversity data reporting. Companies that release, or have committed to release, more inclusion data than Dell include: Salesforce, Microsoft, Texas Instruments, and Raytheon Technologies.

As You Sow and Whistle Stop Capital released research in November 2023 that reviewed the EEO-l reports of 1,641 companies against financial performance metrics from 2016-2021.1 With the information technology sector, statistically significant positive correlations were found between increased manager diversity and free cash flow per share, income after tax, income after tax growth over five years, net profit margin, return on equity, and return on invested capital.

As of the date of the filing of this proposal, Dell had not yet released its consolidated EEO-1 form, nor had it shared sufficient hiring, retention, or promotion data to allow investors to determine the effectiveness of its diversity and inclusion programs.

As detailed below, inclusion indicators are also important in assessing Dell’s workplace equity efforts, and if the Company will be able to successfully build, utilize, and maintain a diverse management team.

Hiring: Studies conducted by economists at the University of Chicago and UC Berkeley found that “discriminating companies tend to be less profitable,” stating “it is costly for firms to discriminate against productive workers.”2

Promotion: Without equitable promotional practices, companies will be unable to build the necessary employee pipelines for diverse management. Women and employees of color experience “a broken rung” in their careers; for every 100 men who are promoted, only 87 women are. Whereas women of color comprise 18 percent of the entry-level workforce and only 6 percent of executives.3

Retention: Retention rates indicate if employees believe a Company represents their best opportunity. Morgan Stanley has found that employee retention above industry average can indicate a competitive advantage and higher levels of future profitability.4

Investors have reason to be concerned given allegations of race and gender-based wage discrimination that resulted in a $7 million settlement cost to Dell.5

[1]	https://www.asyousow.org/report-page/2023-positive-relationships-linking-workforce-diversity-and-financial-performance
[2]	https://www.nytimes.com/2021/07/29/business/economy/hiring-racial-discrimination.html
[3]	https://www.mckinsey.com/featured-insights/diversity-and-inclusion/women-in-the-workplace
[4]	https://www.morganstanley.com/im/publication/insights/articles/article_culturequantframework_us.pdf. p. 2
[5]	https://www.statesman.com/story/news/local/flash-briefing/2019/09/30/dell-to-pay-7-million-to-settle-discrimination-case/2646704007/

Dell Technologies / 2024 Proxy Statement / 30

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

Board of Directors’ Statement in Opposition

After careful consideration, the Board of Directors unanimously recommends that you vote “AGAINST” this proposal for the following reasons:

•	Our existing disclosures, coupled with our commitment to additional reporting, provide stockholders with information that is duplicative with the requested report;

•	Dell Technologies maintains a strong commitment to cultivating inclusion, one of the pillars of our ESG strategy, in our hiring and promotion practices and at all levels of our organization; and

•

We believe diversity is central to our mission to create technologies that drive human progress, and our strategy and disclosure surrounding our diversity and inclusion efforts are overseen at the highest level by our Board and a dedicated management committee.

As such, the Board believes that the report would be an inefficient use of resources without providing a commensurate benefit to investors and, as a result, is not in the best interest of Dell Technologies’ stockholders.

As stated on our website and in our ESG Report, Dell Technologies values diversity and inclusion in everything it does for its employees, customers and communities. We believe that cultivating inclusion benefits the company and its shareholders as well as the broader community and, therefore, we view diversity and inclusion as a business imperative. We provide clear disclosure of the programs in place to support our commitment to attracting, building, developing and retaining a diverse workforce, as well as the results of these efforts through our diversity and inclusion data.

By increasing opportunities across underrepresented sectors of the community, Dell Technologies hopes to develop a pipeline of professionals who are the best in their field, regardless of their backgrounds. Dell Technologies is proud to report that as of fiscal 2024, 35% of its global workforce self-identified as women and 29% of its global people leaders self-identified as women. In the U.S., 16% of its workforce self-identified as Black/African American or Hispanic/Latino, while 13% of people leaders in its U.S. workforce self-identified as Black/African American or Hispanic/Latino. Additional information regarding the diversity of our broader workforce can be found in our ESG Report and on our website. Beginning this year, Dell Technologies has also committed to disclose its consolidated EEO-1 report, which provides a breakdown of the gender, racial and ethnic composition of its US workforce by EEO-1 job category.

Dell Technologies also continues to innovate, not only in its business, but in its hiring and retention practices. The company strives to improve its inclusion efforts and has published concrete goals to measure its success. As reported in the most recent ESG Report, by 2030, Dell Technologies’ goal is that 50% of its global workforce and 40% of its global people leaders will be those who self-identify as women and 25% of its U.S. workforce and 15% of its U.S. people leaders will be those who self-identify as Black/African American or Hispanic/Latino. We seek to meet these goals by investing in innovative recruiting and hiring programs intended to attract the best talent possible and address the global technology talent gap; and developing and retaining our current team members through a supportive corporate culture focused on equality of access to career advancement and upskilling programs. Information concerning the success and progress of our diversity and inclusion initiatives is included in the Dell Technologies ESG Report published on our website and updated annually.

We maintain strong oversight of our ESG strategy, which includes cultivating inclusion. Our Board of Directors oversees the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote the conduct of our business with the highest standards of responsibility, ethics and integrity. Our established governance bodies, including the ESG Steering Committee and ESG Interlock Team, are tasked with overseeing and executing our ESG strategy and priorities.

We have also been recognized by third parties for the success of Dell Technologies’ diversity and inclusion efforts, which has resulted in numerous awards, including:

•	Fast Company’s 2023 World Changing Company of the Year

•	#10 in Forbes’ ranking of 2022 World’s Best Employers

•	#1 in Newsweek’s 2022 list of America’s Most Loved Workplaces

•	Recognition in 2024 as one of the World’s Most Ethical Companies by the Ethisphere Institute

•	Named #1 Autism Company of the Year in 2023 by Disability:IN

•	Perfect score and platinum medal awarded in 2022 by Ecovadis

Dell Technologies / 2024 Proxy Statement / 31

Summary Information	Environmental, Social and Governance (ESG)	Proposal 1	Proposal 2	Proposal 3	Proposal 4	Proposal 5	Equity Compensation Plan Information	Compensation Committee Report

•	100% rating by Human Rights Campaign Foundation’s Corporate Equality Index

•	Recognition in 2023, for the 13th consecutive year, for spending more than $1 billion annually with minority- and women-owned businesses

Given Dell Technologies’ demonstrated investment in and success of its diversity and inclusion efforts, the level of disclosure already provided to investors, and its commitment to provide additional reporting of the gender, racial and ethnic composition of its U.S. workforce, the Board of Directors believes that the proposal would result in undue cost and administrative burden without commensurate benefit to our stockholders.

For these reasons, the Board of Directors unanimously recommends a vote “AGAINST” this shareholder proposal.

Dell Technologies / 2024 Proxy Statement / 32

Equity Compensation Plan Information

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)

Equity compensation plans approved by security holders	40,137,113	$16.23	58,080,682

Equity compensation plans not approved by security holders	—	—	—

Total:	40,137,113	$16.23	58,080,682

(1)

The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2024, with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding options, time-based and performance-based restricted stock units, or RSUs, and deferred stock units, or DSUs, granted under the 2013 Stock Incentive Plan or, after approval thereof by stockholders on June 20, 2023, the 2023 Stock Incentive Plan. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 754,610 options to purchase Class C common stock, 32,987,683 time-based RSUs that may be settled in Class C common stock, 6,293,806 performance-based RSUs that may be settled in Class C common stock and 101,014 time-based DSUs that may be settled in Class C common stock.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or DSUs, as RSUs and DSUs have no exercise price.

(3)

The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, time-based and performance-based RSUs and DSUs, and other types of equity awards authorized under the 2023 Stock Incentive Plan. The maximum number of shares of Class C common stock issuable under the 2023 Stock Incentive Plan (subject to adjustment under the plan) is 103,343,265, which may be issued in the form of any such awards.

Dell Technologies / 2024 Proxy Statement / 33

Compensation Committee Report

The Compensation Committee of the Board of Directors of Dell Technologies Inc. has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended February 2, 2024.

COMPENSATION COMMITTEE

Lynn Vojvodich Radakovich, Chair

Steven M. Mollenkopf

Dell Technologies / 2024 Proxy Statement / 34

Compensation Discussion and Analysis

Compensation Discussion and Analysis Table of Contents

Introduction	35

Named Executive Officers	35

Highlights of Fiscal 2024 Performance	35

Executive Compensation Philosophy and Core Objectives	36

Executive Compensation Overview	36

Individual Compensation Components	37

Compensation Governance	45

Introduction

This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles, and the compensation in effect for Fiscal 2024 for our named executive officers, also referred to as NEOs.

Dell Technologies’ compensation programs are designed to attract, reward, and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies’ compensation programs are focused on both Company and individual performance to create a culture of meritocracy that rewards our named executive officers and other executive officers for their work in achieving performance objectives and aligns their interests with the interests of our stockholders. We emphasize performance-based variable pay programs to drive Company and individual performance and promote this alignment, and we incorporate time-based incentives to achieve targeted goals, such as attracting and retaining key talent.

Named Executive Officers

The named executive officers for Fiscal 2024 were:

Michael S. Dell Chairman and Chief Executive Officer	Yvonne McGill Chief Financial Officer	Jeffrey W. Clarke Chief Operating Officer and Vice Chairman	Richard J. Rothberg General Counsel	William F. Scannell President, Global Sales and Customer Operations

Anthony Charles Whitten, our former Co-Chief Operating Officer, and Thomas W. Sweet, our former Chief Financial Officer, were also named executive officers for Fiscal 2024. Mr. Whitten resigned from his position as Co-Chief Operating Officer effective August 18, 2023. Mr. Sweet retired from his position as Chief Financial Officer effective August 4, 2023. Ms. McGill was appointed Chief Financial Officer effective August 5, 2023.

Highlights of Fiscal 2024 Performance

During Fiscal 2024, Dell Technologies was faced with a challenging macroeconomic backdrop and headwinds that impacted the broader technology industry. Throughout the year, we remained focused on our key strategic priorities, building long-term value for our stockholders, and addressing our customers’ needs.

We quickly adapted to a dynamic market by leveraging the depth and breadth of our portfolio, extending our model into the high-growth AI opportunity, and making prudent decisions to align our investments with our strategic priorities. We accelerated our innovation agenda and continued to deepen relationships with our customers to meet their needs in the evolving macroeconomic environment. We generated strong profitability, maintained leading market share positions across multiple businesses, and delivered on our capital allocation commitments during the year. Since initiating our capital allocation framework in Fiscal 2023, Dell Technologies has returned $7 billion to shareholders through share repurchases and dividends.

Dell Technologies / 2024 Proxy Statement / 35

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Our full-year financial results for Fiscal 2024 included the following highlights:

Net Revenue $88.4B	Operating Income $5.2B	Non-GAAP Operating Income $7.7B	Shareholder Return $3.2B through share repurchases and dividends

Non-GAAP operating income is a financial measure not calculated in accordance with generally accepted accounting principles in the United States of America, or GAAP. A reconciliation of this non-GAAP financial measure to operating income, as calculated in accordance with GAAP, is set forth in Annex B to this proxy statement.

Executive Compensation Philosophy and Core Objectives

Our core compensation objectives that reinforce our strong pay-for-performance philosophy include:

•	aligning the interests of our named executive officers and other executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	creating a culture of meritocracy by linking pay to individual and Company performance;

•	providing appropriate cash and equity incentives for achieving Dell Technologies’ financial goals and strategic objectives; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation Overview

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for named executive officers are base salary, annual incentive bonuses and, except with respect to Mr. Dell, equity incentives that are performance-based and time-based. We also provide our named executive officers with limited benefits and perquisites. Mr. Dell does not receive equity incentives because the Board believes that his interests are appropriately aligned with the interests of our stockholders based on his substantial ownership interest in the Company. Dell Technologies does not target a fixed mix of pay for executive officers, but compensation is intended to be heavily weighted toward at-risk pay.

In determining appropriate pay levels, the Committee evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations. The following shows the primary elements of compensation paid to the named executive officers, other than Mr. Dell, in Fiscal 2024.

Compensation Committee – Effective September 29, 2023, the Board established a Compensation Committee composed entirely of directors whom the Board determined meet the requirements for independent directors under NYSE rules, as well as the additional independence requirements specified under SEC and NYSE rules for membership on this committee. The Board implemented this change to be responsive to feedback and perspectives shared by our stockholders. We believe that providing independent oversight of compensation decisions further strengthens the alignment of executives’ interests with those of our stockholders. Ms. Vojvodich Radakovich (Chair) and Mr. Mollenkopf have served as members of this committee since its formation. Prior to September 29, 2023, the Nominating and Governance Committee acted as the Company’s compensation committee. During Fiscal 2024 through May 8, 2023, the members of the Nominating and Governance Committee were Mr. Dell (Chair), who is our CEO, Mr. Dorman and Mr. Durban. Since May 8, 2023, the Nominating and Governance Committee has consisted of

Dell Technologies / 2024 Proxy Statement / 36

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Mrs. Kullman (Chair) and Mr. Dorman. For additional information, see “Proposal 1 – Election of Directors – Corporate Governance.” References in this Compensation Discussion and Analysis to the “Committee” refer to the Nominating and Governance Committee for periods prior to September 29, 2023 and to the Compensation Committee thereafter.

Executive Compensation Determinations – For Fiscal 2024, the Committee recommended and the Board approved Mr. Dell’s salary. The Committee approved cash compensation for our other named executive officers. The Committee recommended and the Board approved equity grants for our non-CEO NEOs until the establishment of the Compensation Committee effective September 29, 2023, after which date equity grants are approved by the Compensation Committee. Following its establishment, the Compensation Committee generally approves compensation for all our named executive officers, including Mr. Dell.

Compensation Consultants – The Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2024. In making executive pay decisions for Fiscal 2024, the Committee relied on the general knowledge and experience of its members, as well as peer group data, analysis and recommendations presented by management and developed in consultation with Mercer, the external compensation consultant engaged by management. For information about management’s use of a compensation consultant, see “Proposal 1 – Election of Directors – Corporate Governance – Compensation Committee – Use of Compensation Consultant.” Effective March 4, 2024, the Committee appointed Pay Governance LLC as its independent compensation consultant.

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies conducts a thorough evaluation of the performance of each named executive officer and each other executive officer annually and then makes a determination regarding such officer’s compensation for the current fiscal year.

Dell Technologies measures each named executive officer’s performance against an annual performance plan that is established at the beginning of the fiscal year, with key performance indicators tied to achieving a holistic set of strategic and operational goals. The annual performance plan includes the factors discussed below.

For Fiscal 2024, after input from management, including the CEO or the Chief Operating Officer, and the human resources department, the Committee approved cash incentive payments for each executive officer. When making individual compensation decisions for an executive officer, the Committee considered a variety of factors, including:

•	the annual performance of Dell Technologies and the executive officer’s business unit, if applicable;

•

the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals, including modernizing our core offerings, pursuing key growth opportunities, and making contributions towards our ESG goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

Consideration of Annual Say-On-Pay Results – At our annual meeting of stockholders in 2023, the Fiscal 2023 compensation for our named executive officers as disclosed in our proxy statement for that annual meeting received approximately 99% support in our Say-on-Pay advisory vote. Notwithstanding this strong level of support, the Committee continues to discuss our executive compensation program with stockholders and reviews the program for potential areas of enhancement.

Compensation Risk Oversight – Dell Technologies undertakes an annual review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance measures; relationship between performance and payouts; recoupment policies; ownership requirements and severance or change in control policies under the executive compensation program; and oversight. Based on the annual review, the Company determined that those processes, policies and programs do not encourage unnecessary or excessive risk-taking, manipulation of financial measures to impact personal financial rewards, or behavior that focuses on short-term results at the expense of long-term value creation. The Company’s analysis and determination was presented for review by and discussion with the Committee.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each named executive officer are determined annually by the Committee. The base salaries of our executive officers other than Mr. Dell vary based on each executive officer’s level of responsibility, performance, experience and historical compensation, as well as retention and internal equity considerations.

Dell Technologies / 2024 Proxy Statement / 37

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Mr. Dell’s annual base salary of $950,000 is reviewed annually. As in prior fiscal years, the Board honored Mr. Dell’s request that it not consider any increase in his base salary for Fiscal 2024.

The table below summarizes the annual base salary rate of each named executive officer for Fiscal 2024. Base salary increases were recommended by management and approved by the Committee for Messrs. Clarke, Rothberg, Scannell, and Whitten based on an evaluation of NEO base salaries in comparison to base salaries of similarly-situated executives at peer companies, and in recognition of each executive’s contributions to the business and the Company’s broader strategic objectives. Ms. McGill also received a base salary increase in connection with her promotion to Chief Financial Officer. As a result of payroll processes, and, if relevant, proration due to mid-year promotion or termination of employment, the actual base salaries paid for the fiscal year may vary from the annual base salary rate approved by the Committee shown below.

Name	Fiscal 2024 Base Salary Rate ($)

Michael S. Dell	950,000

Yvonne McGill(1)	650,000

Jeffrey W. Clarke	1,033,512

Richard J. Rothberg	755,019

William F. Scannell	900,000

Thomas W. Sweet	850,000

Anthony Charles Whitten	980,500

(1)	The amount shown reflects Ms. McGill’s base salary rate from August 5, 2023, the date of her appointment as Chief Financial Officer, through the end of the fiscal year.

Annual Cash Bonus

In Fiscal 2024, all of Dell Technologies’ executive officers were eligible to receive an annual cash bonus under the Incentive Bonus Plan, or IBP.

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers.

IBP Formula

Base Salary	×	Target Annual Incentive Opportunity	×	Corporate Performance Modifier	×	Individual Performance Modifier	=	IBP Payout

Dell Technologies / 2024 Proxy Statement / 38

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

IBP Target Incentive Opportunity

The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of base salary for the fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual cash bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2024, target annual incentive opportunities for our named executive officers were as follows:

Name	Target Annual Incentive Opportunity as Percentage of Base Salary(1)

Michael S. Dell	200%

Yvonne McGill	100%

Jeffrey W. Clarke	150%

Richard J. Rothberg	100%

William F. Scannell	100%

Thomas W. Sweet	100%

Anthony Charles Whitten	150%

(1)

The target annual incentives for all our NEOs who were NEOs in Fiscal 2023 remained unchanged. Ms. McGill’s target annual incentive opportunity shown here became effective from the date of her appointment as Chief Financial Officer and was applied to her base salary earned following her appointment through the end of the fiscal year.

IBP Corporate Performance Modifier

The Committee establishes corporate performance measures and target goals annually. For Fiscal 2024, the designated corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The Committee chose to retain the same two performance measures used in Fiscal 2023, non-GAAP net revenue and non-GAAP operating income, as the Committee believes these are key drivers of long-term value creation. These non-GAAP financial measures were selected for the incentive program as key elements of our long-term financial framework and are not the same as externally reported non-GAAP net revenue or non-GAAP operating income for Dell Technologies, as the IBP measure excludes the results of certain business operations that are not classified as reportable segments. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved. Fiscal 2024 target values were set below Fiscal 2023 target values consistent with the Company’s outlook for Fiscal 2024 performance shared with the market in the March 2, 2023 fourth quarter earnings call, in which the Company described the impact of continued industry-wide headwinds on Company performance. The Committee retains discretion to adjust IBP measures and consider such other factors as it deems appropriate, including macroeconomic conditions and significant corporate transactions.

The Fiscal 2024 IBP goals were as follows:

Performance Measures	Weighting	Threshold	Plan (Target)	Above Plan(1)	Results

Non-GAAP Net Revenue(2)	50%	$75.1B	$83.5B	$105.5B	$82.8B

Non-GAAP Operating Income(3)	50%	$6.7B	$7.4B	$9.4B	$7.8B

IBP modifier	—	72%	100%	175%	107%

(1)	For Fiscal 2024, there was no cap on the IBP corporate performance modifier, which would increase on a linear basis for performance above target.

(2)

For purposes of the IBP, non-GAAP net revenue is calculated by adjusting Dell Technologies’ GAAP net revenue to exclude the results of certain business operations that are not classified as reportable segments. As a result of this adjustment, non-GAAP net revenue for this purpose is not the same as externally reported non-GAAP net revenue for Dell Technologies.

(3)

For purposes of the IBP, non-GAAP operating income is calculated by adjusting Dell Technologies’ GAAP operating income to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses, and the results of certain business operations that are not classified as reportable segments. As a result of the adjustment to exclude the results of certain business operations, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies.

Dell Technologies / 2024 Proxy Statement / 39

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

IBP Individual Performance Modifier

In recognition of the named executive officers’ role in driving corporate performance, the Committee takes into account personal performance to determine executive officers’ bonus amounts, assigning each executive officer an individual modifier from 0% to 150% following the end of each fiscal year.

In accordance with Mr. Dell’s request, the Committee set Mr. Dell’s individual performance modifier at 100%, consistent with the level for prior fiscal years and did not consider an increase in that level. In determining individual performance modifiers for our other named executive officers, the Committee considered such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee also considered progress made toward achieving the Company’s ESG goals. As discussed above in “Process for Evaluating and Determining Executive Officer Compensation,” management’s recommendations to the Committee were based on progress towards these objectives, as set forth in each executive officer’s annual performance plan. The Committee does not place specific weightings on any particular objective but assigns each individual executive officer an individual performance modifier based on its judgement using a holistic assessment of the officer’s performance.

IBP Payouts for Fiscal 2024

Following the end of Fiscal 2024, the Committee approved bonus payments to our named executive officers who remained employed by the Company at the end of the fiscal year. The following table shows the corporate and individual performance modifiers and the corresponding bonus amounts for each named executive officer. Cash bonus payments are calculated based on actual base salaries paid, which may vary from the base salary rates listed above.

Name	Target IBP ($)		Corporate Modifier (%)	Individual Modifier (%)		Bonus Payment ($)

Michael S. Dell	1,900,000		107	100		2,033,000

Yvonne McGill	467,434	(1)	107	110	(2)	580,650	(3)

Jeffrey W. Clarke	1,538,730		107	130		2,140,373

Richard J. Rothberg	749,635		107	110		882,320

William F. Scannell	892,308		107	120		1,145,724

Thomas W. Sweet(4)	N/A		N/A	N/A		N/A

Anthony Charles Whitten(5)	N/A		N/A	N/A		N/A

(1)

Ms. McGill’s base salary rate was increased to $650,000 upon her appointment as Chief Financial Officer effective August 5, 2023. The target amount is based on her salary rates in effect before and after her appointment.

(2)

Ms. McGill’s individual modifier shown here became effective upon her appointment as Chief Financial Officer and was applied to her base salary earned following her appointment through the end of the fiscal year.

(3)	Ms. McGill’s bonus payment includes $198,125 attributable to her service with the Company prior to her appointment as Chief Financial Officer.

(4)

Mr. Sweet retired from his position as Chief Financial Officer effective August 4, 2023. Because his employment terminated prior to the end of the fiscal year and IBP payouts, he was not eligible to receive a bonus payment under the terms of the IBP.

(5)

Mr. Whitten resigned from his position as Co-Chief Operating Officer effective August 18, 2023. Because his employment terminated prior to the end of the fiscal year and IBP payouts, he was not eligible to receive a bonus payment under the terms of the IBP.

Equity Incentives

Overview

Aligning the interests of our named executive officers with those of our stockholders is a core compensation objective of Dell Technologies. For our non-CEO NEOs, we offer equity incentive opportunities as the most significant component of their total target compensation in furtherance of this objective as well as to create a culture of meritocracy and enhance our ability to attract and retain executive talent. The vesting provisions of our time-based and performance-based RSUs encourage retention and align the interests of our NEOs with those of our stockholders.

Mr. Dell did not receive any equity-based compensation from the Company for Fiscal 2024. The Board believes that Mr. Dell is appropriately incentivized and his interests are appropriately aligned with the interests of our stockholders based on his substantial ownership interest in the Company.

Dell Technologies / 2024 Proxy Statement / 40

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

In Fiscal 2024, all of our other named executive officers except Mr. Sweet were granted time-based and performance-based RSUs. Information on Fiscal 2024 equity awards can be found in the Grants of Plan-Based Awards in Fiscal 2024 table under “Compensation of Executive Officers.”

Performance-based RSUs are eligible to cliff vest three years after the grant date, based on achievement measured against a combination of:

•	annual financial performance measures, which are defined each year during the three-year period (collectively weighted 50%); and

•

relative total shareholder return, or rTSR, which we define as the cumulative total shareholder return measured against a peer group of companies belonging to the Standard & Poor’s 500 Information Technology Index over a three-year performance period (also weighted 50%).

We believe that our use of this index to calculate rTSR promotes transparency and consistency and allows for accurate measurement of the performance of the Company, as one of the technology sector’s leading enterprises, against a broad industry standard.

Fiscal 2024 annual time-based RSUs granted to our named executive officers are eligible to vest ratably over a three-year period, assuming continued service. In addition to his Fiscal 2024 annual time-based RSUs, upon the Committee’s recommendation, the Board awarded Mr. Clarke a time-based RSU award with a three-year vesting period using the following increments: 20% on the first anniversary of the grant date; 30% on the second anniversary of the grant date; and 50% on the third anniversary of the grant date, subject to continued service. This award is intended to continue to align Mr. Clarke with our long-term interests given the importance of his role to continued progress against our strategic priorities.

Performance-based RSUs have a maximum vesting opportunity of up to 200% of the target number of shares. There is no guaranteed level of payout, so if performance is below threshold across each of the performance measures, the entire amount of performance-based RSUs could be forfeited. We believe our use of three one-year performance periods for financial performance measures in combination with a full three-year rTSR measure appropriately balances the challenging cyclicality and volatility of our market, while still effectively aligning the compensation of our named executive officers with the Company’s short-term and long-term financial goals and long-term shareholder value creation.

Dell Technologies / 2024 Proxy Statement / 41

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The following tables present information about the performance-based RSUs granted to our named executive officers in Fiscal 2024, Fiscal 2023 and Fiscal 2022.

Fiscal 2024 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)				Percentage of Target Financial Funding
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results

Year 1 (Fiscal 2024)

Non-GAAP Net Revenue(2)	25%	75.1	83.5	96.0	82.8	116%(4)
Non-GAAP Operating Income(3)	25%	6.7	7.4	8.5	7.8

Funding Percentage		50%	100%	200%

(1)	Financial performance goals for Fiscal 2024 were approved by the Committee in March 2023.

(2)

For Fiscal 2024, non-GAAP net revenue is calculated by adjusting Dell Technologies’ GAAP net revenue to exclude the results of certain business operations that are not classified as reportable segments. As a result of this adjustment, non-GAAP net revenue for this purpose is not the same as externally reported non-GAAP net revenue for Dell Technologies.

(3)

For Fiscal 2024, non-GAAP operating income is calculated by adjusting Dell Technologies’ GAAP operating income to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses, and the results of certain business operations that are not classified as reportable segments. As a result of the adjustment to exclude the results of certain business operations, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies.

(4)

Each modifier is applicable to one-sixth of the Fiscal 2024 awards, reflecting a 50% weighting of annual financial performance measures for year one of the three one-year performance periods. A corresponding number of RSUs will be eligible to vest on March 15, 2026, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

Dell Technologies / 2024 Proxy Statement / 42

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Fiscal 2023 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)				Percentage of Target Financial Funding
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results

Year 1 (Fiscal 2023)

Non-GAAP Net Revenue	30%	101.9	107.3	118.0	102.3	75%(4)
Non-GAAP Operating Income	20%	7.7	8.5	9.8	8.6

Year 2 (Fiscal 2024)

Non-GAAP Net Revenue(2)	25%	75.1	83.5	96.0	82.8	116%(4)
Non-GAAP Operating Income(3)	25%	6.7	7.4	8.5	7.8

Funding Percentage		50%	100%	200%

(1)	Financial performance goals for Fiscal 2024 were approved by the Committee in March 2023.

(2)

For Fiscal 2024, non-GAAP net revenue is calculated by adjusting Dell Technologies’ GAAP net revenue to exclude the results of certain business operations that are not classified as reportable segments. As a result of this adjustment, non-GAAP net revenue for this purpose is not the same as externally reported non-GAAP net revenue for Dell Technologies.

(3)

For Fiscal 2024, non-GAAP operating income is calculated by adjusting Dell Technologies’ GAAP operating income to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses, and the results of certain business operations that are not classified as reportable segments. As a result of the adjustment to exclude the results of certain business operations, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies.

(4)

Each modifier is applicable to one-sixth of the Fiscal 2023 awards, reflecting a 50% weighting of annual financial performance measures for years one and two of the three one-year performance periods. A corresponding number of performance-based RSUs will be eligible to vest on March 15, 2025, subject to continued service.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

Dell Technologies / 2024 Proxy Statement / 43

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Fiscal 2022 Performance-Based RSUs

Annual Financial Performance Measures

Annual financial performance measures are set each year and are collectively weighted at 50%. Achievement against targets is measured each year, and performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

		Goals ($ in billions)(1)				Percentage of Target Financial Funding
Performance Measure	Weight	Threshold	Plan (Target)	Above Plan (Maximum)	Results

Year 1 (Fiscal 2022)

Non-GAAP Net Revenue	30%	91.0	95.8	105.3	107.0	200%(4)
Non-GAAP Operating Income	20%	8.0	8.9	10.2	10.6

Year 2 (Fiscal 2023)

Non-GAAP Net Revenue	30%	101.9	107.3	118.0	102.3	75%(4)
Non-GAAP Operating Income	20%	7.7	8.5	9.8	8.6

Year 3 (Fiscal 2024)

Non-GAAP Net Revenue(2)	25%	75.1	83.5	96.0	82.8	116%(4)
Non-GAAP Operating Income(3)	25%	6.7	7.4	8.5	7.8

Funding Percentage		50%	100%	200%

(1)

Financial performance goals for Fiscal 2024 were approved by the Committee in March 2023. Financial performance results for Fiscal 2022 are not the same as externally reported results as they are not presented on a continuing operations basis.

(2)

For Fiscal 2024, non-GAAP net revenue is calculated by adjusting Dell Technologies’ GAAP net revenue to exclude the results of certain business operations that are not classified as reportable segments. As a result of this adjustment, non-GAAP net revenue for this purpose is not the same as externally reported non-GAAP net revenue for Dell Technologies.

(3)

For Fiscal 2024, non-GAAP operating income is calculated by adjusting Dell Technologies’ GAAP operating income to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses, stock-based compensation expense and other corporate expenses, and the results of certain business operations that are not classified as reportable segments. As a result of the adjustment to exclude the results of certain business operations, non-GAAP operating income for this purpose is not the same as externally reported non-GAAP operating income for Dell Technologies.

(4)

Each modifier is applicable to one-sixth of the Fiscal 2022 awards, reflecting a 50% weighting of annual financial performance measures for years one, two, and three of the three one-year performance periods. A corresponding number of performance-based RSUs vested on March 15, 2024.

Relative Total Shareholder Return

rTSR is measured over a three-year performance period and is weighted at 50%. Performance-based RSUs vest on the three-year anniversary of the grant date, subject to continued service.

	rTSR Percentile Achieved	Percentage of Target

Maximum	≥85th percentile	200%

Target	50th percentile	100%

Threshold	25th percentile	50%

rTSR Goal Attainment

	92.96 percentile	200%

Dell Technologies / 2024 Proxy Statement / 44

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides limited benefits and perquisites to its executive officers. While such benefits and perquisites are not a significant part of executive officer compensation on a dollar value basis, the Committee believes that these elements of compensation are important for delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•

Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, subject to an annual maximum payment of $5,000 per person.

•

Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•

Security – Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to personal security protection provided to Mr. Dell and his family.

•

Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) of up to $12,500 annually. Other executive officers are entitled to reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•

Travel Expenses – Dell Technologies pays for reasonable travel expenses for an executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events if the travel is at the Company’s request.

Dell Technologies also pays for incremental costs related to the personal use of non-commercial aircraft, including corporate aircraft owned by Dell Technologies, for our non-CEO NEOs when such travel occurs. We maintain a written policy governing aircraft use that allows for personal use of non-commercial aircraft by executives in limited circumstances and with appropriate prior approvals. The value of any personal use of a non-commercial aircraft by our non-CEO NEOs or their guests is imputed as income, in accordance with applicable tax regulations. Dell Technologies does not provide any tax gross-ups for such imputed income.

Mr. Dell uses private aircraft indirectly and wholly owned by him and operated by an independent company for his air travel, including for travel related to Dell Technologies. The Company leases the aircraft for Mr. Dell’s business travel, and the cost of Company-related business travel by Mr. Dell on his aircraft is paid for by the Company. Mr. Dell also has an indirectly-held fractional ownership interest in other aircraft. The cost of Company-related business travel by Mr. Dell on such fractionally-owned aircraft is paid for by the Company.

•

Other – Executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) Plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.” Executive officers are also eligible to participate in activity rewards and healthy rewards programs and earn amounts thereunder on the same terms and conditions as other employees.

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Transactions With Related Persons – Transactions With Michael S. Dell and Other Related Persons.”

Compensation Governance

Stock Ownership Guidelines

The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders. Additionally, the Board believes Mr. Dell’s ownership in the Company already reflects his full alignment with the long-term performance of Dell Technologies.

Policy on Hedging Transactions and Pledging of Securities

Dell Technologies maintains a securities trading policy that applies to our directors and employees, including executive officers and other officers, and prohibits certain activities relating to specified securities, as described below. The policy also generally applies to family members who reside with any director or employee, any other person who lives in the director’s or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, controlled by the director or employee.

Dell Technologies / 2024 Proxy Statement / 45

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The activities prohibited by the policy include (1) hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, (2) transactions in put options, call options or other derivative securities on an exchange or in any other organized market and (3) the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without regard to the means by which they are accomplished, whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.

The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Dell Technologies or SecureWorks Corp., the Company’s public majority-owned subsidiary, that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by the foregoing entities, such as exchange-traded put or call options or swaps relating to those entities’ securities.

The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

Recoupment of Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law or as required by the Company’s recoupment policy described below, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

In Fiscal 2024, the Company adopted an executive compensation recoupment or “clawback” policy in compliance with an NYSE listing standard that was adopted in 2023 in accordance with Exchange Act Rule 10D-1. Under its policy, which the Company has filed as an exhibit to its Annual Report on Form 10-K, if the Company is required to prepare an accounting restatement, it must recover from any current or former executive officer incentive-based compensation that was erroneously awarded during the three years before the date on which the restatement was required. The recoverable amount would be calculated as the amount of incentive-based compensation received in excess of the amount that otherwise would have been received if such compensation had been determined based on the restated financial measure. The Company’s recoupment obligation is subject to limited impracticability exceptions authorized under the NYSE standard.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement With Michael S. Dell

Mr. Dell’s employment is subject to an employment agreement with Dell Technologies and its wholly-owned subsidiary Dell Inc. pursuant to which Mr. Dell serves as Chief Executive Officer and as Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason.

Under the employment agreement, Mr. Dell is entitled to an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Further, as discussed under “– Individual Compensation Components – Other Compensation Components – Benefits and Perquisites,” Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all business travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell and his family with business-related security protection.

Dell Technologies / 2024 Proxy Statement / 46

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•

the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•

any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•

any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

Severance and Change-in-Control Arrangements With Other Named Executive Officers

Each of the other named executive officers, consisting of Ms. McGill and Messrs. Clarke, Rothberg and Scannell, has entered into a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement with Dell Technologies pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a cash severance payment equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable as soon as practicable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Each of the agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that the executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment. Messrs. Sweet and Whitten were parties to these agreements at the time of the termination of their employment in Fiscal 2024.

Unvested equity awards will be forfeited upon termination of employment, except in the case of termination due to death or disability. The award agreements do not provide an exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such named executive officer’s time-based awards and the portion of such named executive officer’s performance-based awards for which performance has been determined will vest and the portion of such named executive officer’s performance-based awards for which performance has not been determined will vest at the target level. In connection with Mr. Whitten’s resignation from his position as Co-Chief Operating Officer effective August 18, 2023, Dell Technologies entered into a separation agreement with Mr. Whitten that, in addition to providing for a general release and waiver of claims against Dell Technologies, provides for continued vesting of (1) 177,747 time-based restricted stock units that settle in shares of the Dell Technologies Class C common stock which will vest on August 16, 2024 and (2) 177,747 time-based restricted stock units which will vest on August 16, 2025. All other unvested equity awards outstanding on the effective date of Mr. Whitten’s resignation were terminated.

Dell Technologies believes that these severance benefits help it to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements, “cause” generally is defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

Dell Technologies / 2024 Proxy Statement / 47

Compensation Discussion and Analysis	Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

•	a determination by senior management that the executive violated laws relating to the workplace environment.

Under the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Under the Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements, “change in control” is generally defined to include any of the following events:

•

the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders (as defined for purposes of the agreements) or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

•

any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•

any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 of the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•

prior to an initial public offering of the Class C common stock that is registered under the Securities Act of 1933, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 of the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).

For more information about potential payments to Mr. Dell under his employment agreement and to Ms. McGill and Messrs. Clarke, Rothberg and Scannell under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

Dell Technologies / 2024 Proxy Statement / 48

Compensation of Executive Officers

Fiscal 2024 Summary Compensation Table

The following table summarizes the total compensation paid or granted for the fiscal years indicated by Dell Technologies to the following persons, each of whom was an executive officer of Dell Technologies during Fiscal 2024:

•	Michael S. Dell, who served as our principal executive officer

•	Yvonne McGill, who served as our principal financial officer from August 5, 2023

•	Thomas W. Sweet, who served as our principal financial officer until August 4, 2023

•	Jeffrey W. Clarke, Richard J. Rothberg and William F. Scannell, who are our three other most highly compensated executive officers

•

Anthony Charles Whitten, who served as our Co-Chief Operating Officer until August 18, 2023, and would have been a named executive officer if he had been employed by the Company at the end of Fiscal 2024

Name and principal position	Fiscal Year	Salary ($)		Bonus ($)		Stock awards ($)(1)		Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)

Michael S. Dell Chairman and Chief Executive Officer	2024	950,000		—		—		2,033,000	47,405	3,030,405
	2023	986,538	(4)	—		—		1,795,500	27,314	2,809,352
	2022	931,731	(5)	—		—		2,515,673	19,943	3,467,347

Yvonne McGill Chief Financial Officer	2024	583,970	(6)	—		5,464,532	(7)	580,650	47,479	6,676,631

Jeffrey W. Clarke Chief Operating Officer and Vice Chairman	2024	1,025,820		—		23,034,304	(8)	2,140,373	47,063	26,247,560
	2023	1,013,195	(4)	—		14,345,465		1,797,914	42,332	17,198,906
	2022	929,622		—		13,837,995		2,447,230	45,706	17,260,553

Richard J. Rothberg General Counsel	2024	749,635		—		5,262,949	(9)	882,320	62,062	6,956,966

William F. Scannell President, Global Sales and Customer Operations	2024	892,308		—		7,438,194	(9)	1,145,724	100,588	9,576,814
	2023	873,077	(4)	—		8,616,552		993,125	65,182	10,547,936
	2022	790,385		545	(10)	8,393,267		1,387,125	40,428	10,611,750

Thomas W. Sweet Former Chief Financial Officer	2024	425,000	(11)	—		578,592	(12)	—	45,961	1,049,553
	2023	873,077	(4)	—		4,298,891		953,400	54,585	6,179,953
	2022	790,385		—		8,393,267		1,387,125	41,530	10,612,307

Anthony Charles Whitten Former Co-Chief Operating Officer	2024	521,808	(13)	—		10,014,546	(9)	—	23,591	10,559,945
	2023	968,885	(4)	—		9,999,024		1,587,033	49,510	12,604,452
	2022	398,077	(14)	5,000,000	(15)	44,999,984	(16)	967,327	61,524	51,426,912

(1)

Stock award values represent performance-based and time-based RSUs. To estimate the fair value of performance-based RSUs containing a market condition, the Company uses the Monte Carlo valuation model. The assumptions used to calculate this type of fair value are incorporated herein by reference to Note 17 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended February 2, 2024, filed with the SEC on March 25, 2024. The fair value of all other stock awards is generally based on the closing price of the Class C common stock as reported on the NYSE on the grant date or the trade date immediately preceding the grant date if the grant date falls on a non-trading day. Dividend equivalent rights accrue on RSUs granted beginning in March 2022 and are factored into the grant date fair value. Dividend equivalent rights are paid when the underlying RSUs vest.

(2)	Amounts represent annual cash bonus payments under the IBP.

(3)	See the “All Other Compensation Table” below for additional detail.

(4)	Amount reflects base salary paid in Fiscal 2023 based on one more pay period than in Fiscal 2024 or Fiscal 2022.

(5)

Mr. Dell’s annual base salary rate remained unchanged at $950,000. Due to the timing of the reinstatement of his salary after his voluntary relinquishment of a portion of his salary in Fiscal 2021, Mr. Dell’s actual base salary for Fiscal 2022 was $931,731.

Dell Technologies / 2024 Proxy Statement / 49

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

(6)

Amount reflects combined value of Ms. McGill’s salary before her appointment as Chief Financial Officer and her prorated salary at her increased base salary rate from the date of her appointment as Chief Financial Officer through the end of Fiscal 2024.

(7)

Stock awards represent March 2023 grants consisting of (a) time-based RSUs, (b) performance-based RSUs based on rTSR for the three-year period from Fiscal 2024 through Fiscal 2026, and (c) performance-based RSUs based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income. Stock awards also include portions of performance-based RSUs granted in March 2022 and March 2021 based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income. In addition, stock awards include a time-based RSU award granted in August 2023 in connection with Ms. McGill’s appointment as Chief Financial Officer.

(8)

Stock awards represent March 2023 grants consisting of (a) time-based annual and retention RSUs (b) performance-based RSUs based on rTSR for the three-year period from Fiscal 2024 through Fiscal 2026, and (c) performance-based RSUs based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income. Stock awards also include portions of performance-based RSUs granted in March 2022 and March 2021 based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income.

(9)

Stock awards represent March 2023 grants consisting of (a) time-based RSUs, (b) performance-based RSUs based on rTSR for the three-year period from Fiscal 2024 through Fiscal 2026, and (c) performance-based RSUs based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income. Stock awards also include portions of performance-based RSUs granted in March 2022 and March 2021 based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income.

(10)	Represents Inspire award points to celebrate 35 years of service with the Company.

(11)	Amount represents prorated salary for Fiscal 2024 through Mr. Sweet’s last day with the Company.

(12)	Represents a portion of performance-based RSUs granted in March 2021 based on Fiscal 2024 non-GAAP net revenue and non-GAAP operating income.

(13)	Amount represents prorated salary for Fiscal 2024 through Mr. Whitten’s last day of employment with the Company.

(14)	Amount represents prorated salary from Mr. Whitten’s commencement of employment with the Company on August 16, 2021 through the end of Fiscal 2022.

(15)	Represents new hire cash sign-on bonus paid upon commencement of employment.

(16)	Stock award shown reflects new hire award consisting of time-based RSUs granted in August 2021.

Dell Technologies / 2024 Proxy Statement / 50

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2024 in the Fiscal 2024 Summary Compensation Table.

Name	Air travel(1) ($)	Retirement plans matching contribution ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income(2) ($)	Other ($)		Total ($)

Michael S. Dell	—	7,500	7,482	—	—	—	32,423	(3)	47,405

Yvonne McGill	—	8,067	5,770	4,933	15,314	6,745	6,650	(4)	47,479

Jeffrey W. Clarke	—	7,692	11,484	—	12,287	—	15,600	(5)	47,063

Richard J. Rothberg	—	7,662	11,413	8,168	3,968	5,200	25,651	(6)	62,062

William F. Scannell	35,705	7,731	11,484	4,958	1,000	14,633	25,077	(7)	100,588

Thomas W. Sweet	—	3,577	5,742	—	3,447	6,480	26,715	(8)	45,961

Anthony Charles Whitten	—	3,159	1,405	—	3,927	—	15,100	(9)	23,591

(1)

Represents the value of personal use of Company-owned aircraft. Such use is valued based on the aggregate incremental cost to the Company determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs. The incremental cost does not include “deadhead” flights (a return flight on which no passenger was on board). There was $79 in associated deadhead flights for Fiscal 2024.

(2)

Represents the incremental cost of personal travel or travel by spouses and attendance by the executive officers and spouses at Dell Technologies-sponsored events, as applicable. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”

(3)	The amount shown reflects the cost associated with air travel by personal guests who accompanied Mr. Dell during business travel on his aircraft.

(4)	Represents contribution by Dell Technologies to match the executive officer’s charitable contribution of $6,250 and earnings under the activity rewards programs of $400.

(5)	Represents tax and financial planning expenses of $15,000 and earnings under the activity rewards programs of $600.

(6)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000, fitness program reimbursements of $500, earnings under the activity rewards programs of $120 and earnings under the healthy rewards programs of $31.

(7)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000 and earnings under the healthy rewards programs of $77.

(8)

Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $1,615, fitness program reimbursements of $344, earnings under the activity rewards programs of $200, earnings under the healthy rewards programs of $58, and $9,498 paid in Fiscal 2024 for Mr. Sweet’s COBRA coverage.

(9)	Represents tax and financial planning expenses of $15,000 and earnings under the activity rewards programs of $100.

Dell Technologies / 2024 Proxy Statement / 51

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Grants of Plan-Based Awards in Fiscal 2024

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers in Fiscal 2024. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Cash Bonus” and “– Equity Incentives.”

				Estimated future payouts under non-equity incentive plan awards(3)			Estimated future payouts under equity incentive plan awards(4)			All other stock awards: Number of shares of stock or units (#)		Grant date fair value of stock and option awards ($)
Name	Type of award(1)	Grant date	Award date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael S. Dell	IBP	—	—	—	1,900,000	—	—	—	—	—		—

Yvonne McGill	IBP	—	—	—	467,434	—	—	—	—	—		—
	PSU-rTSR(5)	3/15/2023	3/15/2023	—	—	—	4,166	8,331	16,662	—		365,814
	PSU-FIN(6)	3/15/2023	3/15/2023	—	—	—	1,389	2,777	5,554	—		104,165
	PSU-FIN(6)	3/15/2023	3/15/2022	—	—	—	960	1,920	3,840	—		72,019
	PSU-FIN(6)	3/15/2023	3/15/2021	—	—	—	1,062	2,123	4,246	—		79,634
	RSU	3/15/2023	—	—	—	—	—	—	—	16,662	(7)	624,992
	RSU	8/5/2023(8)	—	—	—	—	—	—	—	73,253	(9)	4,217,908

Jeffrey W. Clarke	IBP	—	—	—	1,538,730	—	—	—	—	—		—
	PSU-rTSR(5)	3/15/2023	3/15/2023	—	—	—	51,320	102,639	205,278	—		4,506,878
	PSU-FIN(6)	3/15/2023	3/15/2023	—	—	—	17,107	34,213	68,426	—		1,283,330
	PSU-FIN(6)	3/15/2023	3/15/2022	—	—	—	12,321	24,642	49,284	—		924,321
	PSU-FIN(6)	3/15/2023	3/15/2021	—	—	—	13,594	27,187	54,374	—		1,019,784
	RSU	3/15/2023	—	—	—	—	—	—	—	87,977	(7)	3,300,017
	RSU	3/15/2023	—	—	—	—	—	—	—	319,914	(10)	11,999,974

Richard J. Rothberg	IBP	—	—	—	749,635	—	—	—	—	—		—
	PSU-rTSR(5)	3/15/2023	3/15/2023	—	—	—	25,193	50,386	100,772	—		2,212,449
	PSU-FIN(6)	3/15/2023	3/15/2023	—	—	—	8,398	16,796	33,592	—		630,018
	PSU-FIN(6)	3/15/2023	3/15/2022	—	—	—	4,621	9,241	18,482	—		346,630
	PSU-FIN(6)	3/15/2023	3/15/2021	—	—	—	6,050	12,099	24,198	—		453,833
	RSU	3/15/2023	—	—	—	—	—	—	—	43,189	(7)	1,620,019

William F. Scannell	IBP	—	—	—	892,308	—	—	—	—	—		—
	PSU-rTSR(5)	3/15/2023	3/15/2023	—	—	—	35,690	71,380	142,760	—		3,134,296
	PSU-FIN(6)	3/15/2023	3/15/2023	—	—	—	11,897	23,794	47,588	—		892,513
	PSU-FIN(6)	3/15/2023	3/15/2022	—	—	—	7,169	14,337	28,674	—		537,781
	PSU-FIN(6)	3/15/2023	3/15/2021	—	—	—	7,713	15,425	30,850	—		578,592
	RSU	3/15/2023	—	—	—	—	—	—	—	61,184	(7)	2,295,012

Thomas W. Sweet	PSU-FIN(6)	3/15/2023	3/15/2021	—	—	—	7,713	15,425	30,850	—		578,592

Anthony Charles Whitten	PSU-rTSR(5)	3/15/2023	3/15/2023	—	—	—	51,320	102,639	205,278	—		4,506,878
	PSU-FIN(6)	3/15/2023	3/15/2023	—	—	—	17,107	34,213	68,426	—		1,283,330
	PSU-FIN(6)	3/15/2023	3/15/2022	—	—	—	12,321	24,642	49,284	—		924,321

	RSU	3/15/2023	—	—	—	—	—	—	—	87,977	(7)	3,300,017

(1)	Of the awards shown in the table:

•	“IBP” refers to the Incentive Bonus Plan.

•	“PSU–rTSR” refers to Fiscal 2024 performance-based restricted stock units eligible to vest based on achievement measured against the rTSR performance goal for Fiscal 2024-2026.

Dell Technologies / 2024 Proxy Statement / 52

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

•	“PSU–FIN” refers to Fiscal 2024 performance-based restricted stock units eligible to vest based on achievement measured against financial performance goals for Fiscal 2024.

•	“RSU” refers to time-based restricted stock units.

(2)

This column reflects the effective date as of which the Committee approved all material terms of each grant of performance-based restricted stock units, except performance targets for subsequent fiscal years, which were approved at the later date reflected in the “Grant date” column. For financial reporting purposes, awards are measured at fair value on the grant date as defined by FASB ASC Topic 718.

(3)

Each named executive officer participated in the IBP. Mr. Sweet, who retired from his position as Chief Financial Officer effective August 4, 2023, and Mr. Whitten, who resigned from his position as co-Chief Operating Officer effective August 18, 2023, both prior to the end of the fiscal year and IBP payouts, were not eligible to receive an award under the terms of the plan. The Fiscal 2024 corporate performance modifier was 107%. An individual modifier was also applied for each named executive officer.

(4)

The amounts shown in the Threshold, Target and Maximum columns reflect the minimum, target and maximum number, respectively. The threshold number of shares is 50% of the target number of shares and the maximum number of shares is 200% of the target number of shares. For more information about these performance-based restricted stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Fiscal 2024 Performance-Based RSUs.”

(5)

The amounts shown represent the shares subject to performance-based restricted stock unit awards that may be eligible to vest based on rTSR for Fiscal 2024-2026. The grant date fair value is $43.91 and was determined utilizing a Monte Carlo valuation model.

(6)

The amounts shown represent the shares subject to performance-based restricted stock unit awards that may be eligible to vest upon achievement of the financial performance goals of non-GAAP net revenue and non-GAAP operating income for Fiscal 2024 only. The grant date fair value is $37.51 and was based on the closing price of the Class C common stock as reported on the NYSE on March 15, 2023. Achievement with respect to these performance-based restricted stock units was certified by the Committee as 116% of the target number of shares covered by the awards based on performance for Fiscal 2024. The Fiscal 2025 financial performance goals were approved by the Committee in March 2024 and will be presented in the proxy statement for the 2025 annual meeting of stockholders. The Fiscal 2026 financial targets, for the March 2023 award, will be approved by the Committee in Fiscal 2025 and will be presented in the proxy statement for the 2026 annual meeting of stockholders.

(7)	One-third of these units vested on March 15, 2024 and the remaining two-thirds will vest in equal installments on March 15, 2025 and March 15, 2026, subject to continued service.

(8)

The Board approved Ms. McGill’s grant in connection with her appointment as Chief Financial Officer effective August 5, 2023. As the resolution was formally approved on August 8, 2023, the accounting grant date for this award was August 8, 2023.

(9)	These units will vest in equal installments on August 5, 2024, August 5, 2025 and August 5, 2026, subject to continued service.

(10)	Of these units, 20% vested on March 15, 2024, 30% will vest on March 15, 2025 and 50% will vest on March 15, 2026, subject to continued service.

Dell Technologies / 2024 Proxy Statement / 53

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Outstanding Equity Awards at End of Fiscal 2024

The following table sets forth information about outstanding stock awards held as of the end of Fiscal 2024 by the named executive officers. No amounts are reflected for Mr. Sweet because his unvested equity awards were forfeited upon his resignation.

		Stock awards
Name	Award Date and Award Type	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock held that have not vested(1) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1) ($)

Michael S. Dell	—	—		—	—		—

Yvonne McGill	3/15/2021 RSU	4,246	(2)	366,515	—		—

	3/15/2021 PSU-FIN	8,307	(3)	717,060	—		—

	3/15/2021 PSU-rTSR	12,746	(4)	1,100,235	—		—

	3/15/2022 RSU	7,680	(5)	662,938	—		—

	3/15/2022 PSU-FIN	3,667	(6)	316,535	1,920	(6)	165,734

	3/15/2022 PSU-rTSR	—		—	5,760	(7)	497,203

	3/15/2023 RSU	16,662	(8)	1,438,264	—		—

	3/15/2023 PSU-FIN	3,221	(9)	278,037	5,554	(9)	479,421

	3/15/2023 PSU-rTSR	—		—	8,331	(10)	719,132

	8/5/2023 RSU	73,253	(11)	6,323,199	—		—
	Total	129,782		11,202,783	21,565		1,861,490

Jeffrey W. Clarke	3/15/2021 RSU	23,302	(2)	2,011,429	—		—

	3/15/2021 PSU-FIN	106,304	(3)	9,176,161	—		—

	3/15/2021 PSU-rTSR	163,122	(4)	14,080,691	—		—

	3/15/2022 RSU	42,242	(5)	3,646,329	—		—

	3/15/2022 PSU-FIN	47,065	(6)	4,062,651	24,641	(6)	2,127,011

	3/15/2022 PSU-rTSR	—		—	73,924	(7)	6,381,120

	3/15/2023 RSU	87,977	(8)	7,594,175	—		—

	3/15/2023 RSU	319,914	(12)	27,614,976	—		—

	3/15/2023 PSU-FIN	39,687	(9)	3,425,782	68,426	(9)	5,906,532

	3/15/2023 PSU-rTSR	—		—	102,639	(10)	8,859,798

	Total	829,613		71,612,194	269,630		23,274,461

Richard J. Rothberg	3/15/2021 RSU	10,371	(2)	895,225	—		—

	3/15/2021 PSU-FIN	47,313	(3)	4,084,058	—		—

	3/15/2021 PSU-rTSR	72,602	(4)	6,267,005	—		—

	3/15/2022 RSU	15,841	(5)	1,367,395	—		—

	3/15/2022 PSU-FIN	17,649	(6)	1,523,462	9,240	(6)	797,597

	3/15/2022 PSU-rTSR	—		—	27,721	(7)	2,392,877

	3/15/2023 RSU	43,189	(8)	3,728,074	—		—

	3/15/2023 PSU-FIN	19,483	(9)	1,681,773	33,590	(9)	2,899,489

	3/15/2023 PSU-rTSR	—		—	50,386	(10)	4,349,320

	Total	226,448		19,546,992	120,937		10,439,283

Dell Technologies / 2024 Proxy Statement / 54

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

		Stock awards
Name	Award Date and Award Type	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock held that have not vested(1) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1) ($)

William F. Scannell	3/15/2021 RSU	13,221	(2)	1,141,237	—		—

	3/15/2021 PSU-FIN	60,320	(3)	5,206,822	—		—

	3/15/2021 PSU-rTSR	92,562	(4)	7,989,952	—		—

	3/15/2022 RSU	24,577	(5)	2,121,487	—		—

	3/15/2022 PSU-FIN	27,382	(6)	2,363,614	14,336	(6)	1,237,484

	3/15/2022 PSU-rTSR	—		—	43,010	(7)	3,712,623

	3/15/2023 RSU	61,184	(8)	5,281,403	—		—

	3/15/2023 PSU-FIN	27,601	(9)	2,382,518	47,587	(9)	4,107,710

	3/15/2023 PSU-rTSR	—		—	71,380	(10)	6,161,522
	Total	306,847		26,487,033	176,313		15,219,339

Thomas W. Sweet	—	—		—	—		—

Anthony Charles Whitten	8/16/2021 RSU	342,232	(13)	29,541,466	—		—

(1)

These dollar amounts are determined by multiplying the number of shares or units of stock that have not vested shown in the table by $86.32, the closing price of Class C common stock as reported on the NYSE on February 2, 2024, the last trading day of Dell Technologies’ fiscal year.

(2)	These shares vested on March 15, 2024.

(3)	Following the certification of the final achievement measurement, these shares vested on March 15, 2024.

(4)	Based on the achievement of the rTSR performance goal for the period January 30, 2021 to February 2, 2024, 200% of the target performance-based RSUs vested on March 15, 2024.

(5)	One-half of these shares vested on March 15, 2024 and the remaining shares will vest on March 15, 2025, subject to continued service.

(6)	These awards will vest on March 15, 2025, subject to achievement of annual financial performance goals and continued service.

(7)	These awards will vest on March 15, 2025, subject to achievement of rTSR performance goals for the Fiscal 2023-2025 period and continued service.

(8)	One-third of the shares subject to these RSUs vested on March 15, 2024 and the remaining two-thirds will vest in equal installments on March 15, 2025 and March 15, 2026, subject to continued service.

(9)	This award will vest on March 15, 2026, subject to achievement of annual financial performance goals and continued service.

(10)	These awards will vest on March 15, 2026, subject to achievement of rTSR performance goals for the Fiscal 2024-2026 period and continued service.

(11)	These RSUs will vest in equal installments of one-third each on August 5, 2024, 2025 and 2026, subject to continued service.

(12)	Of these shares, 20% vested on March 15, 2024, 30% will vest on March 15, 2025 and 50% will vest on March 15, 2026, subject to continued service.

(13)

In connection with Mr. Whitten’s separation agreement, 50% of these shares will vest on August 16, 2024 and 50% will vest on August 16, 2025. Excludes 13,262 shares withheld to satisfy tax withholding obligations in connection with the continued vesting of these shares in accordance with Mr. Whitten’s separation agreement.

Dell Technologies / 2024 Proxy Statement / 55

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Stock Vested

The following table sets forth information about vesting of restricted stock units during Fiscal 2024 for each of the named executive officers on an aggregate basis.

	Stock awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)

Michael S. Dell	—	—

Yvonne McGill	115,400	5,049,934

Jeffrey W. Clarke	741,857	29,290,059

Richard J. Rothberg	374,324	14,915,829

William F. Scannell	526,720	21,211,665

Thomas W. Sweet	460,761	17,301,576

Anthony Charles Whitten	212,131	11,438,063

(1)

Represents the closing price of our Class C common stock as reported on the NYSE on the trading date immediately preceding the vesting date, multiplied by the number of shares of stock vesting on the applicable vesting date.

Stock Incentive Plan

Equity awards issued prior to June 20, 2023 were granted under the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), which we refer to as the 2013 SIP, and are subject to the terms thereof. Equity awards issued on or after June 20, 2023 have been or will be granted under the Dell Technologies Inc. 2023 Stock Incentive Plan, which we refer to as the Stock Incentive Plan.

The purpose of the Stock Incentive Plan is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through the granting of stock-based awards with respect to shares of Class C common stock and the granting of cash-denominated awards.

The Stock Incentive Plan authorizes the issuance of an aggregate of up to approximately 103.3 million shares of the Company’s Class C common stock, including (a) 50.0 million shares that were authorized for offering and issuance under the Stock Incentive Plan, (b) approximately 7.0 million shares that remained available for issuance under the 2013 SIP as of the effective date of the Stock Incentive Plan, and (c) up to approximately 46.3 million shares subject to awards outstanding under the 2013 SIP as of the effective date of the Stock Incentive Plan that subsequently expire or terminate prior to exercise or settlement. As of February 2, 2024, there were approximately 58 million shares of Class C common stock available for future grants under the Stock Incentive Plan.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates approved by the Committee are eligible to receive stock awards under the Stock Incentive Plan, subject to certain limits provided by law with respect to the granting of incentive stock options. The Committee has the full authority to determine who will be granted awards under the Stock Incentive Plan.

The Stock Incentive Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Shares of Class C common stock acquired pursuant to awards granted under the Stock Incentive Plan are subject to transfer restrictions set forth in the Stock Incentive Plan.

If Dell Technologies undergoes a change in control, as defined in the Stock Incentive Plan, the Committee, at its discretion, may accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Subject to certain limitations specified in the Stock Incentive Plan, the Board of Directors may amend or terminate the Stock Incentive Plan. Unless earlier terminated, the Stock Incentive Plan will terminate ten years following its effective date, but any

Dell Technologies / 2024 Proxy Statement / 56

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

awards outstanding under the Stock Incentive Plan as of the termination date will remain outstanding in accordance with their terms.

Other Benefit Plans

401(k) Retirement Plan

During Fiscal 2024, all named executive officers were eligible to participate in the Dell Inc. 401(k) Plan and receive matching contributions of up to 6% of the participant’s eligible compensation, up to a maximum amount for the Dell Inc. 401(k) Plan year. Participants in the Dell Inc. 401(k) Plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plan

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plan for the named executive officers for Fiscal 2024.

Fiscal 2024 Nonqualified Deferred Compensation Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)

Michael S. Dell	—	—	—	—	—

Yvonne McGill	—	—	—	—	—

Jeffrey W. Clarke	—	—	—	—	—

Richard J. Rothberg	556,650	—	235,940	—	2,466,112

William F. Scannell	—	—	1,424	—	29,619

Thomas W. Sweet	—	—	—	—	—

Anthony Charles Whitten	—	—	—	—	—

(1)	The aggregate earnings have been reduced to reflect the deduction of an annual administrative fee of $36.

Payments Upon Termination of Employment or Change in Control

Actual Payments Upon Employment Termination of NEO

As discussed above, Mr. Sweet retired from his position as Chief Financial Officer effective August 4, 2023 and Mr. Whitten resigned from his position as Co-Chief Operating Officer effective August 18, 2023. Neither Mr. Sweet nor Mr. Whitten was entitled to any severance payments of the type described below under “— Potential Payments Upon Specified Events.”

Under the Company’s compensation policies and arrangements, each of Mr. Sweet and Mr. Whitten received payment of his accrued and unpaid salary through his termination date. All of the outstanding equity awards held by Mr. Sweet as of his employment termination date were forfeited. Of the outstanding equity awards held by Mr. Whitten as of his employment

Dell Technologies / 2024 Proxy Statement / 57

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

termination date, and in accordance with his separation agreement, (1) 177,747 time-based RSUs that settle in shares of the Class C common stock will vest on August 16, 2024 and (2) 177,747 time-based RSUs will vest on August 16, 2025. All other unvested equity awards outstanding on the effective date of Mr. Whitten’s resignation were forfeited. The cost of Mr. Sweet’s COBRA coverage was paid by the Company for a specified period.

Potential Payments Upon Specified Events

The following table sets forth the amount of cash compensation and equity acceleration that each named executive officer employed on February 2, 2024 would have received under existing plans and arrangements if one of the events described in the table had occurred on February 2, 2024, based on the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding equity awards held by the named executive officer as of such date and the fair market value as of such date of the Class C common stock. The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock.

In accordance with Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements entered into with Dell Technologies, severance payments are due to our non-CEO NEOs if the executive’s employment is terminated without “cause” or if the executive resigns for “good reason” (each as defined in the severance agreement), subject to the executive’s compliance with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and the executive’s commitment not to use or disclose certain confidential information of Dell Technologies at any time during or after the executive’s employment. In connection with any actual termination of employment with or without cause or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement With Michael S. Dell.” For information about the events that constitute a “change in control,” or “cause” or “good reason” under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis – Compensation Governance – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements With Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination ($)	Acceleration upon qualifying termination ($)

Michael S. Dell	—	—	—	—	—

Yvonne McGill	1,950,000	13,221,734	—	—	—

Jeffrey W. Clarke	3,100,536	96,328,292	—	—	—

Richard J. Rothberg	2,265,058	30,400,578	—	—	—

William F. Scannell	2,700,002	42,319,902	—	—	—

(1)	Represents estimated lump sum severance payments payable by Dell Technologies.

(2)

Represents the value of unvested restricted stock units that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $86.32 of the Class C common stock on February 2, 2024 as reported on the NYSE. Also includes accrued cash value of any related dividend equivalent rights.

Dell Technologies / 2024 Proxy Statement / 58

Compensation of Executive Officers	Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Pay Ratio Disclosure

For Fiscal 2024, as determined under Item 402(u) of the SEC’s Regulation S-K, the annual total compensation for our CEO was $2,997,982, the annual total compensation for our median employee excluding our CEO was $73,283, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation was 41 to 1.

In identifying our median employee, we calculated annual total target cash compensation of each employee as of January 22, 2024 for the 12-month period that ended on February 2, 2024. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records. As of January 22, 2024, we employed approximately 120,000 people worldwide. For our employees who were paid in currency other than U.S. dollars, these amounts were converted into U.S. dollars at the applicable exchange rate on January 22, 2024. We annualized the compensation for full-time and part-time employees who were not employed by us for all of Fiscal 2024. We did not make cost-of-living adjustments or any other assumptions, adjustments or estimates.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Dell Technologies / 2024 Proxy Statement / 59

Pay Versus Performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we provide the following disclosure regarding executive compensation for our CEO, who is our principal executive officer, and non-CEO

NEOs and Company performance for our four most recent fiscal years. The Committee (and the Board of the Directors with respect to the CEO) did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years presented. See “Compensation Discussion and Analysis” for information about the pay decisions made with respect to NEO compensation for each of those fiscal years.
Pay Versus Performance Table

Year	Summary compensation table total for CEO ($)	Compensation actually paid to CEO ($)	Average summary compensation table total for non-CEO named executive officers ($)	Average compensation actually paid to non-CEO named executive officers ($)	Value of initial fixed $100 investment based on:		Net income (in millions) ($)	Non-GAAP net revenue (in millions) ($)
					Total shareholder return ($)	Peer group total shareholder return ($)
(a)	(b) (1)	(c) (2)	(d) (3)(4)	(e) (3)(4)	(f)	(g) (5)	(h)	(i) (6)

Fiscal 2024	3,030,405	3,030,405	10,177,912	27,663,124	370.62	225.31	3,195	82,811

Fiscal 2023	2,809,352	2,809,352	11,632,812	(5,076,520)	176.76	152.42	2,422	102,301

Fiscal 2022	3,467,347	3,467,347	22,477,881	48,769,297	227.96	168.82	5,707	107,037

Fiscal 2021	930,415	930,415	10,756,644	24,687,463	149.46	137.12	3,505	94,389

(1)
Michael S. Dell was our CEO for each of the fiscal years presented (the “covered years”). Amounts shown are the amounts reported for the CEO in the “Total” column of the Summary Compensation Table (“SCT”) for the covered years.

(2)
Because Mr. Dell does not receive any equity grants under our compensation program, and because no pension benefits are payable to him, the amounts shown for compensation actually paid to the CEO for each covered year are the same as the compensation reported for Mr. Dell for each such year in the “Total” column of the SCT.

(3)
For Fiscal 2024, the
non-CEO
NEOs consisted of Yvonne McGill, Jeffrey W. Clarke, Richard J. Rothberg, William F. Scannell, Thomas W. Sweet and Anthony Charles Whitten. For Fiscal 2023 and Fiscal 2022, the
non-CEO
NEOs consisted of Mr. Sweet, Mr. Clarke, Mr. Scannell and Mr. Whitten. For Fiscal 2021, the
non-CEO
NEOs consisted of Mr. Sweet, Mr. Clarke, Mr. Scannell and Mr. Rothberg.

(4)
Average compensation actually paid to
non-CEO
NEOs reflects the following adjustments to the SCT amounts for stock awards reported for those NEOs for the covered years. There were no pension benefits reported for any NEO for any covered year.

	Fiscal 2024	Fiscal 2023	Fiscal 2022	Fiscal 2021

Non-CEO NEOs	See note (3)	See note (3)	See note (3)	See note (3)

SCT total compensation ($) (a)	10,177,912	11,632,812	22,477,881	10,756,644

Less: stock award values reported in the SCT for the covered year ($) (a)	(8,632,186)	(9,314,983)	(18,906,128)	(8,738,715)

Plus: fair value of stock awards granted in the covered year ($) (b)	18,147,742	6,192,018	26,150,544	18,239,981

Change in fair value of outstanding unvested stock awards from prior years ($) (b)	11,357,613	(10,891,517)	13,962,137	3,213,840

Change in fair value of stock awards from prior years that vested in the covered year ($) (c)	(421,310)	(2,694,850)	5,084,863	1,215,713

Less: fair value of stock awards granted in prior years forfeited in the covered year	(2,966,647)	—	—	—

Compensation actually paid ($)	27,663,124	(5,076,520)	48,769,297	24,687,463

(a)	Grant date fair values of stock awards reported in the SCT are calculated based on the following:

•
for time-based RSUs, the closing price of the Class C common stock as of the grant date as reported on the NYSE (or on the trading date immediately preceding the grant date, if the grant date occurs on a non-trading
day);

Dell Technologies
 / 2024 Proxy Statement /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, a Monte Carlo valuation model to simulate the probabilities of achievement as of the grant date; and

•	for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock as of the accounting grant date as reported on the NYSE, assuming target performance.

(b)	At each fiscal year-end, the fair value of stock awards granted and adjustments to stock award fair values are calculated based on the following:

•	for time-based RSUs, the closing price of the Class C common stock as of fiscal year-end as reported on the NYSE;

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, a Monte Carlo simulation model to determine the fair values of such performance-based RSUs as of fiscal year-end;
and

•
for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock as of fiscal year-end
as reported on the NYSE and the related accrued performance modifier as of fiscal year-end.

For grants made prior to January 28, 2022,
year-end
fair values were adjusted as these grants were not entitled to dividend equivalent rights.

(c)	Adjustments for vested stock award fair values are calculated based on the following:

•	for time-based RSUs, the closing price of the Class C common stock on the trading date immediately preceding the vesting date as reported on the NYSE;

•
for performance-based RSUs subject to achievement of market-based performance goals based on relative total shareholder return, the closing price of the Class C common stock on the trading date immediately preceding the vesting date as reported on the NYSE and the related realized performance modifier; and

•
for performance-based RSUs subject to internal financial measures, the closing price of the Class C common stock on the trading date immediately preceding the vesting date as reported on the NYSE and the related realized performance modifier.

(5)
Peer group total shareholder return represents the cumulative total shareholder return of the S&P 500 Information Technology Index, which we present in the stock performance graph required by Item 201(e) of Regulation S-K included in our annual report on Form 10-K for the fiscal year ended February 2, 2024.

(6)
We determined non-GAAP net revenue to be the most important performance measure used to link Company performance to compensation actually paid to our CEO and the average compensation actually paid to our non-CEO NEOs for Fiscal 2024. We define non-GAAP net revenue to be net revenue calculated and reported in accordance with GAAP as adjusted to exclude purchase accounting adjustments. In addition to these adjustments, non-GAAP net revenue results for Fiscal 2022 and Fiscal 2021 are not presented on a continuing operations basis and include VMware, Inc. results through the date of our spin-off of VMware, Inc., which occurred on November 1, 2021. For Fiscal 2024, we also adjusted our non-GAAP net revenue results as externally reported to exclude the results of certain business operations that are not classified as reportable segments.

Discussion of Information Presented in Pay Versus Performance Table
We utilize a number of performance measures to align NEO compensation with Company performance. However, not all such measures are presented in the pay versus performance table above. In this section, we discuss the relationship between the compensation actually paid to our CEO and average compensation actually paid to our non-CEO
NEOs for the last four fiscal years and the Company performance measures shown in the pay versus performance table.

Dell Technologies
 / 2024 Proxy Statement /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Compensation Actually Paid to our CEO and Pay Versus Performance Measures
The following chart shows the compensation actually paid to our CEO in relation to our total shareholder return, or TSR, for each fiscal year presented, as well as our TSR compared to our peer group TSR for each such fiscal year.
CEO Compensation Actually Paid and Company TSR

The following chart shows the compensation actually paid to our CEO in relation to our net income and non-GAAP
net revenue for each fiscal year presented.
CEO Compensation Actually Paid and Net Income and Non-GAAP Net Revenue

Mr. Dell does not receive equity awards as a part of his compensation package. As a result, his compensation is not impacted by the Dell Technologies stock price as reflected in our TSR. A significant portion of Mr. Dell’s annual compensation is in the form of cash payable under our Incentive Bonus Plan, or IBP, as discussed under “Compensation Discussion and Analysis –
Individual
Compensation Components – Annual Cash Bonus,” which is tied to achievement of the Company’s non-GAAP
net revenue and
non-GAAP
operating income targets.

Dell Technologies
 / 2024 Proxy Statement /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The increase in Mr. Dell’s compensation actually paid from Fiscal 2021 to Fiscal 2022 was primarily attributable to Mr. Dell’s voluntary relinquishment of a portion of his base salary in Fiscal 2021 in response to the
COVID-19
pandemic. The decline in Mr. Dell’s compensation actually paid from Fiscal 2022 to Fiscal 2023 and the increase in his compensation actually paid from Fiscal 2023 to Fiscal 2024 resulted from the Company’s performance against its IBP financial targets for those
fiscal years.
Average Compensation Actually Paid to our
Non-CEO
NEOs and Pay Versus Performance Measures
The following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to our TSR for each fiscal year presented, as well as our TSR compared to our peer group TSR for each such fiscal year.
Non-CEO NEO Average Compensation Actually Paid and Company TSR

The following chart shows the average compensation actually paid to our non-CEO
NEOs in relation to our net income and
non-GAAP
net revenue for each fiscal year presented.
Non-CEO NEO Average Compensation Actually Paid and
Net Income and Non-GAAP Net Revenue

Dell Technologies
 / 2024 Proxy Statement /

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

A significant portion of
non-CEO
NEO compensation is represented by equity awards. Year-over-year changes in average compensation actually paid are generally driven by changes in the Company’s stock price, performance against its compensation-related financial targets, including non-GAAP
net revenue, and rTSR performance. The change in average compensation actually paid from Fiscal 2021 to Fiscal 2022 and Fiscal 2023 to Fiscal 2024 was also attributable to the change in the composition of non-CEO
NEOs. The decrease in the Company’s stock price during Fiscal 2023 was largely as a result of stock market volatility in connection with macroeconomic uncertainty.
Most Important Financial Performance Measures
We set forth below the three financial performance measures that represented the most important measures used to link compensation actually paid to our CEO and average compensation actually paid to our non-CEO
NEOs (as
calculated
in accordance with Item 402(v) of Regulation
S-K)
to Company performance for Fiscal 2024. The measures in this table are not ranked.

Financial Performance Measures

Non-GAAP Net Revenue

Non-GAAP Operating Income

Relative TSR
As discussed in “Compensation Discussion and Analysis,” these measures, calculated as described in that discussion, were used to evaluate the performance of our NEOs under our incentive plans and to incentivize the NEOs to increase long-term value for our shareholders.

Dell Technologies
 / 2024 Proxy Statement /

Report of the Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended February 2, 2024;

•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•

based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended February 2, 2024, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Green, Chair

David J. Grain

Lynn Vojvodich Radakovich

Dell Technologies / 2024 Proxy Statement / 65

Security Ownership of Certain Beneficial Owners and Management

The following table presents as of May 1, 2024, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2024 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our current directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following series of common stock that were outstanding as of May 1, 2024:

•	600,000,000 shares of Class A common stock, of which 328,262,341 shares were issued and outstanding as of May 1, 2024;

•	200,000,000 shares of Class B common stock, of which 75,762,562 shares were issued and outstanding as of May 1, 2024; and

•	7,900,000,000 shares of Class C common stock, of which 306,430,235 shares were issued and outstanding as of May 1, 2024.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other series of our common stock is registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU or DSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

Dell Technologies / 2024 Proxy Statement / 66

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

The percentage of beneficial ownership as to any person as of May 1, 2024 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after May 1, 2024, by the sum of the number of shares outstanding as of May 1, 2024 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after May 1, 2024. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by the beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
	Number	Percent(1)	Number	Percent(1)	Number	Percent(1)

Executive Officers and Directors:

Michael S. Dell(2)	298,334,081	90.9%	—	—	30,412,241	9.9%	46.3%

Yvonne McGill(3)	—	—	—	—	164,491	*	*

Jeffrey W. Clarke(4)	—	—	—	—	1,377,718	*	*

David W. Dorman(5)	—	—	—	—	189,317	*	*

Egon Durban(6)	—	—	—	—	564,904	*	*

David Grain(7)	—	—	—	—	19,685	*	*

William D. Green(8)	—	—	—	—	314,765	*	*

Ellen J. Kullman(9)	—	—	—	—	334,872	*	*

Steven M. Mollenkopf(10)	—	—	—	—	4,743	*	*

Lynn Vojvodich Radakovich(11)	—	—	—	—	105,939	*	*

Richard J. Rothberg	—	—	—	—	30,498	*	*

William F. Scannell	—	—	—	—	282,814	*	*

Thomas W. Sweet(12)	—	—	—	—	198,387	*	*

Anthony Charles Whitten(12)	—	—	—	—	—	—	—

All directors and current executive officers as a group (14 persons)(13)	298,334,081	90.9%	—	—	33,996,533	11.1%	46.7%
Other Stockholders:

SLD Trust(14)	29,890,896	9.1%	—	—	1,380,000	*	4.4%

SLP Stockholders(15)	—	—	75,762,562	100%	458,496	*	10.7%

The Vanguard Group(16)	—	—	—	—	17,595,478	5.7%	2.5%

*	Less than 1%.

(1)

Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such series outstanding as of May 1, 2024 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.

(2)

The shares of Class A common stock and Class C common stock shown as beneficially owned by Mr. Dell do not include 29,890,896 shares of Class A common stock and 1,380,000 shares of Class C common stock, respectively, beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner. Mr. Dell’s address is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

(3)	The shares of Class C common stock shown as beneficially owned by Ms. McGill include 5,243 shares of Class C common stock held by her spouse.

(4)

The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 200,000 shares of Class C common stock held by family trusts of which Mr. Clarke and his spouse serve as co-managing trustees, as to which Mr. Clarke has shared voting power and shared dispositive power.

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(5)

The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 3,284 shares of Class C common stock that Mr. Dorman may acquire upon the vesting of restricted stock units within 60 days after May 1, 2024 and 16,252 shares of Class C common stock issuable pursuant to deferred stock units.

(6)	The shares of Class C common stock shown as beneficially owned by Mr. Durban include 15,789 shares held by a family trust.

(7)

The shares of Class C common stock shown as beneficially owned by Mr. Grain include 19,685 shares of Class C common stock issuable pursuant to deferred stock units that are vested or will vest within 60 days after May 1, 2024.

(8)

The shares of Class C common stock shown as beneficially owned by Mr. Green include 272,736 shares of Class C common stock that Mr. Green may acquire upon the exercise of vested stock options and 3,284 deferred stock units that are vested or will vest within 60 days after May 1, 2024.

(9)

The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 272,736 shares of Class C common stock that Mrs. Kullman may acquire upon the exercise of vested stock options, 821 shares of Class C common stock that Mrs. Kullman may acquire upon the vesting of restricted stock units within 60 days after May 1, 2024 and 53,766 shares of Class C common stock issuable pursuant to deferred stock units that are vested or will vest within 60 days after May 1, 2024.

(10)

The shares of Class C common stock shown as beneficially owned by Mr. Molllenkopf include 4,743 shares of Class C common stock issuable pursuant to deferred stock units that will vest within 60 days after May 1, 2024

(11)

The shares of Class C common stock shown as beneficially owned by Ms. Vojvodich Radakovich include 84,198 shares of Class C common stock that Ms. Vojvodich Radakovich may acquire upon the exercise of vested stock options and 3,284 deferred stock units that will vest within 60 days after May 1, 2024.

(12)	The beneficial ownership information for Messrs. Sweet and Whitten represents the holding of each as of their last day of employment with the Company.

(13)

The shares shown as beneficially owned by all directors and current executive officers as a group include 629,670 shares of Class C common stock that members of the group may acquire upon the exercise of vested stock options, 10,081 shares of Class C common stock that members of the group may acquire pursuant to restricted stock units that are vested or will vest within 60 days after May 1, 2024 and 101,014 shares of Class C common stock issuable to members of the group pursuant to deferred stock units that are vested or will vest within 60 days after May 1, 2024.

(14)

The information concerning the SLD Trust is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2023, the SLD Trust is the record holder of the 29,890,896 shares of Class A common stock and 1,380,000 shares of Class C common stock shown as beneficially owned, and that each of the SLD Trust, Ms. Dell, the Trustee and Mr. Lisker had shared voting power and shared dispositive power over 29,890,896 shares of Class A common stock and 1,380,000 shares of Class C common stock. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Trust and the Trustee is 60 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801. The address of each of Ms. Dell and Mr. Lisker is One Vanderbilt Avenue, 26th Floor, New York New York 10017.

(15)

The information concerning the SLP stockholders is based on a Schedule 13D/A filed with the SEC on March 22, 2024 and subsequent reports on Form 4 filed by the SLP stockholders reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 75,762,562 shares of Class B common stock and 458,496 shares of Class C common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 29,093,172 shares of Class B common stock owned of record by SL SPV-2, L.P., 29,865,602 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 439,423 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 16,166,211 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P. and 198,154 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. The shares of Class C common stock shown as beneficially owned by the SLP stockholders consist of 327,637 shares of Class C common stock owned of record by Silver Lake Group, L.L.C., 80,619 shares of Class C common stock owned of record by SLTA SPV-2, L.P., 2,644 shares of Class C common stock owned of record by Silver Lake Technology Associates IV, L.P. and 47,596 shares of Class C common stock owned of record by Silver Lake Technology Associates V, L.P. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The SLP stockholders report that the general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The SLP stockholders further report that the general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The SLP stockholders also report that the managing member of each of SLTA SPV GP, SLTA IV and SLTA V is Silver Lake Group, L.L.C. and that Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The SLP stockholders have advised that the managing members of Silver Lake Group, L.L.C. are Egon Durban, Kenneth Hao, Gregory Mondre and Joseph Osnoss. The address of each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(16)

The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group reports that, as of December 29, 2023, of the shares of Class C common stock shown as beneficially owned, it had shared voting power over 102,540 shares, sole dispositive power over 17,329,793 shares and shared dispositive power over 265,685 shares. The Vanguard Group, Inc. reports that its clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities it reports as beneficially owned. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

Dell Technologies / 2024 Proxy Statement / 68

Transactions With Related Persons

Policy for Review and Approval of Transactions With Related Persons

The Audit Committee, in accordance with its charter and with a written policy adopted by the Board, is charged with the responsibility to review and approve any transactions with related persons.

Under our policy, such a transaction, which we refer to as a related person transaction, encompasses any of the following transactions, arrangements or relationships:

•

any transaction, arrangement or relationship in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a “related person” has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404;

•	any transaction, arrangement or relationship constituting a “related party transaction” for purposes of NYSE rules; and

•

any other transaction, arrangement or relationship (1) in which Dell Technologies or any of its subsidiaries is a participant, (2) which might potentially give rise to a conflict of interest and (3) which the Audit Committee determines it would be advisable and in the best interests of Dell Technologies and its stockholders to review and approve in accordance with the policy.

For purposes of the policy, a “related person” is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.

In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•	whether the transaction is consistent with the interests of Dell Technologies and its subsidiaries;

•

whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Related persons referred to in the following description of certain relationships and transactions include the following persons based on their beneficial ownership of more than 5% of a class of our outstanding common stock during Fiscal 2024, or their affiliates or other related entities: Michael S. Dell; the MD stockholders (as defined in Annex A to this proxy statement); the SLP stockholders (as defined in Annex A to this proxy statement); and The Vanguard Group. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of May 1, 2024 (except as otherwise indicated). Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.

Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries and “VMware” means VMware, Inc. and its consolidated subsidiaries.

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Transactions With Michael S. Dell and Other Related Persons

Under long-standing Dell Technologies policy, Mr. Dell is required to fly on non-commercial aircraft when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. In connection with Mr. Dell’s air travel for Company-related business, Dell Technologies leases a plane from the limited liability company and engages an unaffiliated third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays fees attributable to Mr. Dell’s Company-related business travel on his aircraft to the flight services company and the limited liability company that owns the aircraft. Mr. Dell also owns, through a limited liability company owned with his spouse, a fractional ownership interest in other aircraft he uses for business travel. The cost of any Company-related business travel on such aircraft is paid for by the Company. During Fiscal 2024, Dell Technologies incurred approximately $2.1 million for Mr. Dell’s Company-related business travel through these arrangements, of which approximately $1.6 million was attributable to the third-party flight services company, approximately $0.5 million was attributable to the foregoing limited liability companies through which Mr. Dell has an ownership interest in the aircraft, and approximately $32,423 was attributable to costs associated with personal travel by Mr. Dell’s guests who accompanied him during his business travel.

Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection and any security services provided to the Michael & Susan Dell Foundation. Reimbursements for this purpose in Fiscal 2024 totaled approximately $2.1 million.

Entities affiliated with DFO Management LLC, previously known as MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of MSD Capital, L.P. or its affiliates, the Michael & Susan Dell Foundation and other entities affiliated with Mr. Dell, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. These transactions totaled approximately $4.1 million for products and services in Fiscal 2024.

In August 2022, we entered into a three-year sponsorship arrangement with the Austin Gamblers, a professional bull-riding team that is majority-owned by Egon Durban, a managing member of Silver Lake Group, L.L.C. and a director of the Company. We have committed to pay sponsorship fees over a three-year period in return for certain marketing and other rights. Payments in Fiscal 2024 under the sponsorship arrangement, which was entered into on an arms-length basis, totaled approximately $0.25 million.

Bryan McGill, the spouse of Ms. McGill, our Chief Financial Officer, is employed by us as a Senior Director, Business Development and has been an employee of the Company since 1997. Since the beginning of Fiscal 2024, Mr. McGill received total compensation, consisting of base salary, bonus, and other compensation, including the grant date fair value of an RSU award (which award vests over a period of three years), of approximately $473,000.

Transactions With VMware

VMware Spin-off. On November 1, 2021, Dell Technologies completed the spin-off of all shares of common stock of VMware, Inc. that were beneficially owned by Dell Technologies or certain of its subsidiaries, by means of a special stock dividend of the VMware, Inc. shares to Dell Technologies stockholders of record as of the dividend record date. As a result of the spin-off, the businesses of VMware were separated from the businesses of Dell Technologies. The spin-off was effectuated pursuant to a Separation and Distribution Agreement, dated as of April 14, 2021, between Dell Technologies and VMware, Inc. Mr. Dell reported that, immediately after the completion of the spin-off, he beneficially owned approximately 36.9% of the issued and outstanding shares of Class A common stock of VMware, Inc., which was the sole class of VMware, Inc. common stock outstanding after the spin-off. Mr. Dell’s ownership interest in VMware, Inc. terminated on November 22, 2023 upon the completion of Broadcom Inc.’s acquisition of VMware, Inc.

Agreements With VMware. In connection with, and upon completion of, the spin-off, Dell Technologies and VMware, Inc. entered into a Commercial Framework Agreement, or CFA. During Fiscal 2024, the CFA provided a framework under which Dell Technologies and VMware continued their commercial relationship. The CFA had an initial term of five years, with automatic one-year renewals occurring annually thereafter, subject to certain terms and conditions. During Fiscal 2024, pursuant to the CFA, Dell Technologies continued to act as a distributor of VMware’s standalone products and services and to purchase such products and services for resale to end-user customers. Dell Technologies also continued to integrate VMware’s products and services with Dell Technologies’ offerings and sell them to end users. Dell Technologies terminated the CFA during the first quarter of Fiscal 2025, pursuant to a provision of the CFA permitting early termination of the agreement upon a change in control of VMware, Inc.

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In addition, in connection with and upon completion of the spin-off, Dell Technologies or a subsidiary and VMware entered into additional agreements, including the following:

•

a Covenant Not to Sue and Release, under which each party agreed on behalf of itself and its controlled affiliates not to sue the other party or its controlled affiliates, customers, resellers, channel partners or distributors for infringement of such party’s patents that existed as of the date of the spin-off closing as they relate to products available at the time of the closing;

•

an Amendment and Termination of 2007 Intellectual Property Agreement, under which VMware and EMC Corporation, a wholly-owned subsidiary of Dell Technologies, terminated the specified intellectual property agreement and all licenses and rights set forth in such intellectual property agreement relating to the parties’ patents, and agreed that other intellectual property licenses and rights would survive for purposes set forth in the new agreement; and

•

a Tax Matters Agreement, which governs the respective rights and obligations of Dell Technologies and VMware, both for pre-spin-off periods and post spin-off periods, regarding income and other taxes, and related matters, including tax liabilities and benefits, attributes, and returns.

Tax Matters. In connection with the spin-off, Dell Technologies and VMware agreed to terminate the tax sharing agreement as amended on December 30, 2019, referred to together with the Tax Matters Agreement as the Tax Agreements. Net payments received from VMware pursuant to the Tax Agreements were $286 million during Fiscal 2024 and primarily related to VMware’s portion of the mandatory one-time transition tax on accumulated earnings of foreign subsidiaries, referred to as the Transition Tax, and federal income taxes on Dell Technologies’ consolidated income tax return. The timing of the tax payments due to and from the other party is governed by the Tax Agreements. Payment of the Transition Tax is governed by a letter agreement between VMware and Dell Technologies entered into on April 1, 2019.

As a result of the activity under the Tax Agreements with VMware, amounts due from VMware were $311 million as of February 2, 2024 and primarily related to VMware’s estimated tax obligation resulting from the Transition Tax. Dell Technologies expects VMware to pay the remainder of its Transition Tax over a period of two years.

Upon completion of the spin-off, Dell Technologies recorded net income tax indemnification receivables from VMware related to certain income tax liabilities for which Dell Technologies is jointly and severally liable, but for which it is indemnified by VMware under the Tax Matters Agreement. The amounts that VMware may be obligated to pay Dell Technologies could vary depending on the outcome of certain unresolved tax matters, which may not be resolved for several years. The net receivable as of February 2, 2024 was $104 million.

Commercial Transactions. In Fiscal 2024, Dell Technologies and VMware engaged in the following ongoing commercial transactions:

•

Pursuant to original equipment manufacturer and reseller arrangements, Dell Technologies integrated or bundled VMware’s products and services with Dell Technologies’ products and sold them to end-users. Dell Technologies also acted as a distributor, purchasing VMware’s standalone products and services for resale to end-user customers. Where applicable, costs under these arrangements were presented net of rebates received by Dell Technologies.

•	Dell Technologies procured products and services from VMware for its internal use.

•	Dell Technologies sold and leased products and sold services to VMware.

•	The companies engaged in activities under joint marketing, sales, and branding arrangements, for which both parties incurred costs.

•

Dell Financial Services and its affiliates, referred to as DFS, provided financing to certain of VMware’s end users. Upon acceptance of the financing arrangement by both VMware’s end users and DFS, DFS recognized amounts due to related parties on Dell Technologies’ consolidated statements of financial position. Associated financing fees were recorded to net revenue on the consolidated statements of income.

For Fiscal 2024, Dell Technologies recorded the following amounts on its statements of consolidated income related to its commercial transactions with VMware:

•	net revenue of $124 million from sales and leases of products and services to VMware; and

•

total expense of $4,622 million, consisting of cost of net revenue of $4,600 million related to the purchase of VMware products and services for resale, together with (1) net expense of $22 million related to the purchase of VMware products and services for internal use and (2) consideration received from VMware for joint marketing, sales, and branding arrangements.

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Transactions With Other Principal Stockholders

Entities affiliated with Silver Lake, including portfolio companies of the SLP stockholders or their affiliates, purchase products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. Payments to Dell Technologies in these transactions totaled approximately $7.0 million for products and services in Fiscal 2024. In addition, Dell Technologies purchases products and services from these entities in the ordinary course of business. Payments by Dell Technologies in these transactions totaled approximately $4.9 million in Fiscal 2024.

The Vanguard Group purchases products or services from Dell Technologies on standard commercial terms available to comparable unrelated customers. Payments to Dell Technologies in these transactions totaled approximately $70.7 million in Fiscal 2024.

Relationships and Transactions Under Other Stockholder Agreements and Arrangements

In December 2018, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements and other arrangements with the MD stockholders, the SLP stockholders, and the Company’s executive officers, among others, in connection with the transaction, which we refer to as the Class V transaction, that we completed on December 28, 2018. In the Class V transaction, we paid $14 billion of cash and issued 149,387,617 shares of Class C common stock in exchange for all outstanding shares of our Class V common stock.

MD Stockholders Agreement; SLP Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 – Election of Directors – Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to transfers of securities, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the Board and its committees and provisions relating to transfers of Dell Technologies securities.

Under the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements,” which description is incorporated by reference herein, each of the MD stockholders and the SLP stockholders have specified rights to nominate directors and to have their nominees serve on Board committees and have specified obligations to vote for director nominees.

The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.

Under the Sponsor Stockholders Agreements, the MD stockholders and the SLP stockholders are subject to provisions that, with specific exceptions, restrict the sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.

The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or other MSD Partners stockholders (as defined in Annex A to this proxy statement) (other than Michael Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, including the SLP stockholders, under the SLP Stockholders Agreement.

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Under the MD Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse the ongoing reasonable out-of-pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates.

Under the SLP Stockholders Agreement, Dell Technologies is obligated, and required to cause specified subsidiaries, to pay directly or reimburse (1) the ongoing reasonable out-of-pocket costs and expenses incurred by the SLP stockholders in connection with their investment in Dell Technologies, including fees, expenses and reasonable out-of-pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out-of-pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that Dell Technologies has requested such personnel and/or employees to provide such services to Dell Technologies, and (3) the costs and expenses for such “value creation” personnel and/or employees. During Fiscal 2024, Dell Technologies or its subsidiaries made total payments of $0.2 million pursuant to these provisions.

Dell Technologies is obligated, and required to cause specified subsidiaries, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement, and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement against all losses and liabilities incurred by the indemnified persons that arise out of any action, cause of action, suit, arbitration or claim arising directly or indirectly out of, or in any way relating to, ownership of securities of Dell Technologies, or the ability to control or influence Dell Technologies or its subsidiaries, by the MD stockholders or their affiliated persons or the SLP stockholders or their affiliated persons, as applicable. See “– Other Transactions” below for information about indemnification payments.

Registration Rights Agreement – Dell Technologies is a party to a Second Amended and Restated Registration Rights Agreement, dated as of December 25, 2018, as amended, referred to as the Registration Rights Agreement, with the MD stockholders, the SLP stockholders, and the management stockholders party thereto, among others. The Registration Rights Agreement provides that the stockholder parties thereto, their affiliates and certain of their transferees have the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. Pursuant to the Registration Rights Agreement, Dell Technologies will pay the costs, expenses and fees in connection with the registration and sale of the shares of Class C common stock other than underwriting discounts, selling commissions and stock transfer taxes, if any, which will be payable by the selling stockholders. The parties to the Registration Rights Agreement have entered into amendments to the Registration Rights Agreement to extend the deadline by which Dell Technologies is required to effect such a registration.

Management Stockholders Agreement – Dell Technologies is a party to a Second Amended and Restated Management Stockholders Agreement, dated as of December 25, 2018, referred to as the Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto. The Management Stockholders Agreement imposes restrictions on the transfer of certain Dell Technologies securities held by the management stockholders and, among other requirements, obligates the management stockholders to refrain from entering into specified types of voting arrangements with respect to such securities.

Other Transactions

As described in the proxy statement for last year’s annual meeting, the Company made payments pursuant to indemnification obligations to certain members of the Board, Michael S. Dell and Egon Durban in their individual capacities, and Silver Lake Group, L.L.C. and the SLP stockholders in connection with litigation relating to the Class V transaction. The foregoing persons were defendants in a class action lawsuit before the Delaware Court of Chancery. The directors named as defendants were Mr. Dell, Mr. Dorman, Mr. Durban, Mr. Green and Mr. Patterson.

Under the terms of the settlement, the plaintiffs agreed to the dismissal of all claims upon payment of a total of $1.0 billion, which amount included all costs, expenses and fees of the plaintiff class relating to the action and its resolution. The settlement terms also provided that the settlement amount would be paid by the Company and/or the Company’s insurers pursuant to indemnification obligations of the Company to the defendants. The Company is subject to indemnification obligations, upon the satisfaction of specified conditions, to the director and stockholder defendants and their affiliates pursuant to provisions of the Delaware General Corporation Law, the Company’s certificate of incorporation and bylaws, and agreements with the defendants

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described in this proxy statement. A special committee of the Board consisting of directors who were not defendants in the action, advised by independent counsel, informed the Board of its determination that the defendants were entitled to indemnification under the foregoing obligations.

The $1.0 billion settlement amount, which was not allocated among the defendants, was paid by the Company on May 16, 2023 in settlement of all claims against all of the defendants. The Company received $106 million of insurance proceeds with respect to the settlement amount.

The Company’s indemnification obligations include the obligation to pay the fees and expenses of the defendants’ legal counsel in connection with the defense of the action. As previously disclosed, during the period from January 28, 2022 through May 10, 2023, the date of the proxy statement for last year’s annual meeting, payments to such counsel were as follows: counsel representing Messrs. Durban and Patterson, $5.9 million; counsel representing Mr. Dell, $5.8 million; counsel representing Silver Lake Group, L.L.C. and the SLP stockholders, $5.0 million; and counsel representing Messrs. Dorman and Green, $4.7 million. Subsequently, from May 10, 2023 through the date of this proxy statement, additional payments to such counsel consisted of payments of $142,000 to counsel representing Mr. Dell.

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Questions and Answers About the Annual Meeting

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:

You are receiving these materials in connection with the solicitation of proxies on behalf of our Board for use at the 2024 Annual Meeting of Stockholders, which will take place on Thursday, June 27, 2024, at 12:00 p.m., Central Time. As a stockholder as of the close of business on May 1, 2024, which is the record date fixed by the Board, you are invited to attend the online annual meeting and are urged to vote your shares on the proposals described in this proxy statement on which you are entitled to vote.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the annual meeting, the voting process and other important information; and

•	our annual report on Form 10-K for Fiscal 2024, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a paper copy of these materials by mail, these materials also should have included a proxy card or voting instruction form.

Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:

As permitted by SEC rules, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. The Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the meeting.

If you received a Notice by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a paper or e-mail copy of the proxy materials free of charge, you should follow the instructions included in the Notice.

Q:	Why did some stockholders not receive a Notice in the mail?

A:	Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.

Q:	How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?

A:

The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2024, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

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A paper or e-mail copy of the materials may be requested free of charge using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on five proposals at the annual meeting:

•

Proposal 1 – To elect to the Board of Directors the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee as specified in this proxy statement

•	Proposal 2 – To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2025

•	Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

•	Proposal 4 – Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.

•	Proposal 5 – Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts

Q:	How does the Board recommend that I vote on these proposals?

A:	The Board unanimously recommends that you vote your shares:

•	“FOR” the election of the seven Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2025, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

•	“AGAINST” the shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc., as described in Proposal 4

•	“AGAINST” the shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts, as described in Proposal 5

Q:	Who is entitled to vote at the annual meeting?

A:

Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on May 1, 2024, which is the record date fixed by the Board, are entitled to vote their shares at the annual meeting with respect to the election of the Group I director nominees in accordance with Proposal 1 and with respect to Proposals 2, 3, 4 and 5. Only holders of record of our Class C common stock as of the record date for the annual meeting are entitled to vote their shares at the annual meeting with respect to the election of the Group IV director nominee in accordance with Proposal 1.

Q:	How can I view a complete list of stockholders entitled to vote at the annual meeting?

A:

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters, which is our principal place of business, located at One Dell Way, Round Rock, Texas 78682. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investor_relations@dell.com or call our Investor Relations department at (512) 728-7800 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2024 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:

To conduct any business at the annual meeting, a quorum of the holders of outstanding Dell Technologies common stock must be present in person or represented by valid proxies at the meeting. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares

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of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting. For a quorum to be present with respect to the election of the Group IV director, the holders of record of a majority of the issued and the outstanding shares of Class C common stock must be present in person or represented by proxy at the meeting.

Q:	How many shares may be voted at the annual meeting?

A:	As of the record date for the annual meeting, an aggregate of 710,455,138 shares of Dell Technologies common stock are issued and outstanding and entitled to vote at the meeting.

Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•	Class A common stock, of which 328,262,341 shares are outstanding as of the record date

•	Class B common stock, of which 75,762,562 shares are outstanding as of the record date

•	Class C common stock, of which 306,430,235 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange and is registered under Section 12 of the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class for the election of the Group I director nominees in accordance with Proposal 1 and on Proposals 2, 3, 4 and 5, as well as on any other business that properly comes before the stockholders for a vote at the annual meeting. Holders of our Class C common stock will vote separately as a series for the election of the Group IV director nominee in accordance with Proposal 1.

The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	75.5%
Class B	17.4%
Class C	7.1%

Q:	May I attend the annual meeting? What must I do to attend the meeting?

A:

The annual meeting will be conducted completely online via the internet. Stockholders may attend the meeting live, submit questions and vote by visiting www.virtualshareholdermeeting.com/DELL2024. To access the annual meeting, you will need the 16 digit control number included on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 12:00 p.m., Central Time, on June 27, 2024. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 27, 2024.

We will endeavor to answer as many questions submitted by stockholders during the meeting as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

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Q:	Why is the annual meeting a virtual, online meeting?

A:

By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•

Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares and the proxy materials or Notice have been sent directly to you by Dell Technologies. You may submit a proxy and vote those shares in the manner described in this proxy statement.

•

Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee, using one of the methods described on the voting instruction form, on how to vote your shares.

Q:	How may I vote my shares at the virtual annual meeting?

A:

If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2024 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 12:00 p.m., Central Time, on June 27, 2024. Please allow ample time for online check-in, which will begin at 11:45 a.m., Central Time, on June 27, 2024.

Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions before the annual meeting by the method or methods described below:

•

If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•

If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•

If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:

If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Wednesday, June 26, 2024.

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If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:

Yes. Stockholders have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote online at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

¡	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

¡	submitting a later proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 26, 2024;

¡	providing written notice of your revocation to our Corporate Secretary at Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary; or

¡	voting your shares at the annual meeting through the online voting platform.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.

•	Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

¡	submitting new voting instructions in the manner stated in the voting instruction form; or

¡	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:	How do I elect to receive future proxy materials electronically?

A:

If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:

If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

¡	“FOR” the election of each nominee for Group I director and, with respect to the holders of the Class C common stock, the nominee for Group IV director, as described in Proposal 1

¡	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

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¡	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

¡	“AGAINST” Proposal 4 (shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.)

¡	“AGAINST” Proposal 5 (shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts)

•

Beneficial owners: If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.) and Proposal 5 (shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts), you must instruct your bank, brokerage firm or other nominee how to vote your shares. A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 31, 2025) is the only proposal to be acted on at the annual meeting that will be considered routine.

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.) or Proposal 5 (shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts) but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” with respect to the non-routine proposals (Proposals 1, 3, 4 and 5) if you do not provide your nominee specific voting instructions on those proposals.

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

Q:	What vote is required to approve each of the proposals?

A:

The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote Required

Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors

Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 4: Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

Proposal 5: Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal

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Q:	What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?

A:	If your shares are counted as either an abstention or a broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.

The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•

Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), Proposal 4 (shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc.) and Proposal 5 (shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts).

•	Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 1, 3, 4 or 5.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:

Our principal stockholders, consisting of the MD stockholders and the SLP stockholders referred to below, have the ability to ensure approval of all of the proposals to be voted on at the annual meeting, except the election of the Group IV director nominee in accordance with Proposal 1. Only holders of our outstanding Class C common stock will be entitled to vote for the election of the Group IV nominee.

As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 50.7% of the outstanding shares of our common stock, including approximately 99.9% of the outstanding Class A common stock representing approximately 75.5% of the total voting power of the outstanding shares of all outstanding series of common stock. By reason of their ownership of the Class A common stock, the MD stockholders have the ability:

•	to elect the directors nominated for election as Group I directors at the annual meeting; and

•	to determine the outcome of Proposals 2, 3, 4 and 5.

As of the record date for the annual meeting, the SLP stockholders (as defined in Annex A to this proxy statement) and their affiliates beneficially owned, in aggregate, approximately 10.7% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 17.4% of the total voting power of the outstanding shares of all outstanding series of common stock.

Q:	What happens if additional matters are presented at the annual meeting?

A:

If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.

Q:	Where can I find the voting results of the annual meeting?

A:

Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile transmission, by electronic means or by advertisements by directors, executive officers and other employees of Dell

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Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?

A:

Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2024 without exhibits are available on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section. Copies of the proxy materials and our annual report on Form 10-K for Fiscal 2024 with exhibits are available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov.

Q:	What is “householding” and how does it affect me?

A:

For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com. If you experience technical difficulties while accessing or attending the annual meeting, please call the technical support number found on the virtual meeting site for assistance.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Dell Technologies / 2024 Proxy Statement / 82

Additional Information

Director Nomination Process

Director Qualifications – The Board has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.

Selection and Nomination Process – Whenever a vacancy occurs on the Board with respect to a director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements – Stockholder Rights to Nominate Directors.” The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

The Board may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.

The Board may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors – Dell Technologies stockholders may recommend individuals to the Board for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Bylaw Provisions” and other requirements described below.

Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting.”

Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation led by the Lead Independent Director, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board after the candidate’s 72nd birthday.

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Shareholder Proposals for Next Year’s Annual Meeting

Shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2025 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8. Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other shareholder proposals will be eligible for consideration at the 2025 annual meeting without inclusion in the proxy materials. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees also are required to deliver a notice under the SEC’s universal proxy rules referred to below.

Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 24, 2025. Submissions must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

Bylaw Provisions – In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 27, 2025 and no later than the close of business on March 29, 2025 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, RR1-33, Round Rock, Texas 78682, Attn: Corporate Secretary.

The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Solicitation of Proxies in Support of Other Director Nominees – In addition to complying with the foregoing advance notice provisions of the Dell Technologies bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with next year’s annual meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Dell Technologies’ directors, specified officers and persons who beneficially own more than 10% of a registered class of Dell Technologies’ common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of Dell Technologies. Except as stated below, based solely on a review of Section 16(a) reports filed electronically with the SEC during or with respect to Fiscal 2024, or written representations that no other reports were required, Dell Technologies believes that Dell Technologies’ Section 16(a) reporting persons complied with all applicable filing requirements during Fiscal 2024. The Susan Lieberman Dell Separate Property Trust, a 10% owner, filed late one Form 4 report that disclosed a total of three gifts of shares of common stock. The Form 4 report was inadvertently filed under the wrong issuer filing codes and then subsequently filed with the correct filing codes one day late.

Dell Technologies / 2024 Proxy Statement / 84

Pay Versus Performance Disclosure	Report of the Audit Committee	Security Ownership of Certain Beneficial Owners and Management	Transactions With Related Persons	Questions and Answers About the Annual Meeting	Additional Information	Annex A	Annex B

Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2024 or Notice of Internet Availability of Proxy Materials for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a “householded” mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department provided above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2024, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available on our website at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the Form 10-K report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement titled “Compensation Committee Report,” “Report of the Audit Committee,” and “Pay Versus Performance Disclosure,” to the extent permitted by the rules of the SEC, will not be deemed incorporated into such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

Dell Technologies / 2024 Proxy Statement / 85

Annex A

Selected Definitions

A reference in this proxy statement to:

•

“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

•

“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to which any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies certificate of incorporation.

Dell Technologies / 2024 Proxy Statement / A-1

Annex B

Reconciliation of Non-GAAP Financial Measure

(in billions)

Fiscal Year Ended February 2, 2024

Operating income	$5.2

Non-GAAP adjustments:

Amortization of intangibles	0.8

Impact of purchase accounting(a)	0.0

Transaction-related expenses(b)	0.0

Stock-based compensation expense	0.9

Other corporate expenses(c)	0.8

Non-GAAP operating income	$7.7

(a)	Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction that closed in September 2016.

(b)	Transaction-related (income) expenses consist of acquisition, integration, and divestiture related costs.

(c)

Other corporate expenses consist of impairment charges, severance expenses, incentive charges related to equity investments, facility action costs, and payroll taxes associated with stock-based compensation.

Dell Technologies / 2024 Proxy Statement / B-1

DELL Technologies DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 SCAN TO VIEW MATERIALS & SUBMIT YOUR PROXY SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 26, 2024. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2024 You may attend the Meeting on Thursday, June 27, 2024, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2024 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41962-Z87380 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1: 1. Election of Group I Directors [ ] [ ] [ ] Nominees: 01) Michael S. Dell 05) William D. Green 02) David W. Dorman 06) Steven M. Mollenkopf 03) Egon Durban 07) Lynn Vojvodich Radakovich 04) David Grain The Board of Directors recommends that you vote FOR Proposals 2 and 3: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending January 31, 2025 [ ] [ ] [ ] 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement [ ] [ ] [ ] The Board of Directors recommends that you vote AGAINST Proposals 4 and 5: For Against Abstain 4. Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc. [ ] [ ] [ ] 5. Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts [ ] [ ] [ ] NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V41963-Z87380 CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 27, 2024, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 27, 2024 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AGAINST PROPOSALS 4 AND 5, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

DELL Technologies DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 SCAN TO VIEW MATERIALS & SUBMIT YOUR PROXY SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 26, 2024. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2024 You may attend the Meeting on Thursday, June 27, 2024, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2024 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41964-Z87380 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1: 1. Election of Group I Directors [ ] [ ] [ ] Nominees: 01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) David Grain 05) William D. Green 06) Steven M. Mollenkopf 07) Lynn Vojvodich Radakovich The Board of Directors recommends that you vote FOR Proposals 2 and 3: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending January 31, 2025 [ ] [ ] [ ] 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement [ ] [ ] [ ] The Board of Directors recommends that you vote AGAINST Proposals 4 and 5: For Against Abstain 4. Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc. [ ] [ ] [ ] 5. Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts [ ] [ ] [ ] NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V41965-Z87380 CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 27, 2024, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 27, 2024 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AGAINST PROPOSALS 4 AND 5, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)

DELL Technologies DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 SCAN TO VIEW MATERIALS & SUBMIT YOUR PROXY SUBMIT YOUR PROXY BY INTERNET Go to www.proxyvote.com or scan the QR code above Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number). SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Wednesday, June 26, 2024. Have your proxy card in hand when you call and then follow the instructions. SUBMIT YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTEND THE MEETING AND VOTE BY INTERNET Go to www.virtualshareholdermeeting.com/DELL2024 You may attend the Meeting on Thursday, June 27, 2024, at 12:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2024 and vote at the Meeting using the 16-digit control number provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41966-P11067 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELL TECHNOLOGIES INC. The Board of Directors recommends that you vote FOR each of the Group I nominees and the Group IV nominee listed under Proposal 1 : For All [ ] Withhold All [ ] For All Except [ ] To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Group I Directors Nominees: 01) Michael S. Dell 02) David W. Dorman 03) Egon Durban 04) David Grain 05) William D. Green 06) Steven M. Mollenkopf 07) Lynn Vojvodich Radakovich Election of Group IV Director Nominee: 08) Ellen J. Kullman The Board of Directors recommends that you vote FOR Proposals 2 and 3: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending January 31, 2025 [ ] [ ] [ ] 3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement [ ] [ ] [ ] The Board of Directors recommends that you vote AGAINST Proposals 4 and 5: For Against Abstain 4. Shareholder proposal requiring that Dell Technologies Inc.’s website list any recipient of material donations from Dell Technologies Inc. [ ] [ ] [ ] 5. Shareholder proposal seeking a report to shareholders on the effectiveness of Dell Technologies Inc.’s diversity, equity, and inclusion efforts [ ] [ ] [ ] NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. V41967-P11067 CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 27, 2024, 12:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC. The undersigned hereby appoints Richard J. Rothberg, Christopher A. Garcia and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 27, 2024 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES AND THE GROUP IV NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AGAINST PROPOSALS 4 AND 5, AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)